UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07685

Frontier Funds, Inc.
(Exact name of registrant as specified in charter)

400 Skokie Blvd. Suite 500 Northbrook, Illinois			60062
(Address of principal executive offices)			(Zip code)

William D. Forsyth III 400 Skokie Blvd., Suite 500 Northbrook, Illinois 60062
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(847) 509-9860

Date of fiscal year end:	June 30

Date of reporting period:	December 31, 2014

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

Frontier RobecoSAM Global Equity Fund

Frontier MFG Global Equity Fund

Frontier MFG Core Infrastructure Fund

Frontier Timpani Small Cap Growth Fund

Frontier Netols Small Cap Value Fund

Frontier Phocas Small Cap Value Fund

Frontegra Asset Management, Inc.

December 31, 2014

TABLE OF CONTENTS

Shareholder Letter	1
Frontier RobecoSAM Global Equity Fund
Report from RobecoSAM USA, Inc.	4
Investment Highlights	6
Frontier MFG Global Equity Fund
Report from MFG Asset Management	8
Investment Highlights	10
Frontier MFG Core Infrastructure Fund
Report from MFG Asset Management	12
Investment Highlights	14
Frontier Timpani Small Cap Growth Fund
Report from Timpani Capital Management LLC	16
Investment Highlights	18
Frontier Netols Small Cap Value Fund
Report from Netols Asset Management, Inc.	20
Investment Highlights	21
Frontier Phocas Small Cap Value Fund
Report from Phocas Financial Corporation	24
Investment Highlights	25
Expense Example	26
Schedules of Investments
Frontier RobecoSAM Global Equity Fund	28
Frontier MFG Global Equity Fund	30
Frontier MFG Core Infrastructure Fund	31
Frontier Timpani Small Cap Growth Fund	34
Frontier Netols Small Cap Value Fund	36
Frontier Phocas Small Cap Value Fund	38
Statements of Assets and Liabilities	41
Statements of Operations	43
Statements of Changes in Net Assets	45
Financial Highlights	48
Notes to Financial Statements	56

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. The Prospectus may be obtained by calling 1-888-825-2100. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the Prospectus carefully.

Frontier Funds, Inc. are distributed by Frontegra Strategies, LLC, 400 Skokie Blvd., Suite 500, Northbrook, IL 60062. Frontegra Strategies, LLC, member of FINRA and SIPC, is an affiliate of Frontegra Asset Management, Inc., the Funds' investment adviser.

DEAR FELLOW SHAREHOLDERS:

We are pleased to report on the progress of the Frontier Funds over the past six months ending December 31, 2014. The S&P 500 Index was up 6.12%, and small capitalization stocks were also up, with the Russell 2000® Index returning 1.65%. International stocks, as measured by the MSCI EAFE Index, returned -9.24% over the six month period.

Fund Results

For the six month period ending December 31, 2014, the Frontier RobecoSAM Global Equity Fund, managed by RobecoSAM USA, returned -3.08% (net) versus the MSCI World Index (Net) return of -1.17%.

The Frontier MFG Global Equity Fund, managed by MFG Asset Management ("MFG"), returned 2.99% (net) versus the MSCI World Index (Net) return of -1.17% for the six month period ending December 31, 2014.

For the six month period ending December 31, 2014, the Frontier MFG Core Infrastructure Fund, also managed by MFG, returned 1.60% (net) versus the UBS Developed Infrastructure & Utilities Index (Net) return of -1.10% and the S&P Global Infrastructure Index return of -2.62%.

The Frontier Timpani Small Cap Growth Fund, Institutional Class, managed by Timpani Capital Management, returned 2.12% (net) versus the Russell 2000® Growth Index return of 3.31% for the six month period ending December 31, 2014. The Class Y shares returned 1.93% (net) over the same time period.

For the six month period ending December 31, 2014, the Frontier Netols Small Cap Value Fund — Institutional Class, managed by Netols Asset Management, returned 0.93% (net) versus the Russell 2000® Value Index return of 0.01%. The Class Y shares returned 0.89% (net) over the same time period.

The Frontier Phocas Small Cap Value Fund, managed by Phocas Financial, returned 0.34% (net) versus the Russell 2000 Value Index return of 0.01% for the six month period ending December 31, 2014.

Outlook

Markets were mixed in the second half of 2014, as the U.S. enjoyed a continuing recovery while European markets struggled, primarily due to the strength of the U.S. dollar. The dollar performed extremely well versus most other currencies, significantly impacting returns in various international markets. Investors are now focused on when the Fed will raise interest rates and by how much. This has led to a significant increase in market volatility. As we enter 2015, we will strive to navigate the markets with the skill and agility necessary in these turbulent markets.

We will continue to oversee the investment management of the Frontier Funds with the care and diligence that have served our shareholders well in the past. As always, we appreciate your investment and continued confidence in the Frontier Funds.

Best regards,

William D. Forsyth, CFA

President

Frontier Funds, Inc.

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FRONTIER
ROBECOSAM GLOBAL EQUITY FUND

REPORT FROM ROBECOSAM USA, INC.

Dear Shareholders:

The Frontier RobecoSAM Global Equity Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity and equity-related securities issued by U.S. and non-U.S. companies that combine their market and financial strategy with a high level of environmental awareness and a clearly defined social policy. The Fund's performance is measured against the MSCI World Index (Net).

Performance Review

The Frontier RobecoSAM Global Equity Fund returned -3.08%, net of fees, for the six month period ending December 31, 2014, compared to the -1.17% return of its benchmark, the MSCI World Index (Net). For the year, the Fund returned 2.90%, net of fees, compared to the benchmark's return of 4.94%.

RobecoSAM employs a fundamental research approach and selects stocks bottom-up. The investment process aims to achieve a risk contribution that highlights stock selection as the dominant risk and performance factor. Other factors, such as currencies or sector allocation, demonstrate a limited contribution as respective sector allocations are kept relatively close to the benchmark (+/- 5%). While allocation did show some minor negative contribution, the negative relative performance is mostly explained by stock selection.

Stock selection did work favorably in Consumer Discretionary. Holdings such as Fossil Group, Dollar Tree and particularly L Brands provided positive returns. While the overall retail sector profited from positive consumer sentiment and decreasing energy prices, the portfolio holdings posted positive earnings resulting from successfully implemented growth strategies. Conversely, contribution from Technology and Health Care was negative. While core investments Microsoft, Cisco and Oracle performed in line with the overall sector, they lagged the Internet and social media stars Apple and Facebook. Neither company is part of the eligible investment universe given their inferior sustainability profile. In Health Care, valuation supported large pharma companies such as Roche, Pfizer and UnitedHealth Group. The group underperformed relative to Biotech and Life Science. The least attractive portfolio holding was UK utility Drax, whose share price plummeted after the UK government proposed a change in the subsidy system. Drax owns coal-fired plants that are currently switching to biomass.

The only sector deviation having some relevant impact on performance was Energy. In the light of falling energy and oil prices, the overweight did not add value. After OPEC's announcement not to cut supply, oil prices are expected to trade at a lower level for an extended period of time. The exposure was reduced to neutral.

Portfolio Outlook and Strategy

Over the period, sentiment on the global equity market was a roller coaster. While the U.S. showed strong economic growth, the eurozone was hardly growing at all. In addition, growth in China is close to the 7.5% threshold, resulting in a surprising interest rate reduction. Also, the Bank of Japan and the European Central Bank pleased investors as they announced and initiated further asset purchases. The focus mainly was on the ECB as the market started to expect an additional bond purchase program in order to achieve the announced balance sheet target. The plan of owning EUR 3 trillion in assets likely will not be achieved with just acquiring asset-backed securities. In addition, the debate about the future of Greece in the eurozone was re-activated as the parliament refused to form a new government and decided to initiate new elections. The euro declined from nearly 1.4 in May to just above 1.2 at year end relative to the U.S. dollar. Besides the currency moves, falling oil prices have been the dominant theme. While neither OPEC, nor any other of the large oil producers such as Russia or the U.S., is willing to cut supply, demand is expected to decline in line with muted economic growth expectations. As a consequence, Brent oil prices dropped to around USD 60 per barrel.

In the coming quarters, we expect global monetary conditions to remain highly accommodative. Our focus remains on investing in sustainable companies with attractive valuation and stable earnings outlook. We also maintain an underweight (relative to MSCI World Index) in sectors where earnings visibility and valuation upside is limited, such as industrials and IT.

Sincerely,

Rainer Baumann
Senior Portfolio Manager
RobecoSAM USA, Inc.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  6/18/09 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 6/18/09 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Effective June 10, 2011, RobecoSAM USA, Inc. ("RobecoSAM") became subadviser to the Fund and Frontegra Asset Management, Inc. became adviser to the Fund. Prior to June 10, 2011, RobecoSAM served as adviser to the Fund. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2015 to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.20% of the Fund's average daily net assets. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/14	FUND	INDEX
SIX MONTHS	(3.08)%	(1.17)%
ONE YEAR	2.90%	4.94%
FIVE YEAR AVERAGE ANNUAL	8.62%	10.20%
AVERAGE ANNUAL SINCE INCEPTION	12.29%	13.33%
Fund Expenses
GROSS EXPENSE RATIO	1.67%
NET EXPENSE RATIO	1.20%

FRONTIER
MFG GLOBAL EQUITY FUND

REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Global Equity Fund is capital appreciation. The objective is measured against the MSCI World Index (Net).

Performance Review

The Frontier MFG Global Equity Fund returned 2.99%, net of fees, for the six month period ending December 31, 2014, compared to -1.17% for the MSCI World Index (Net). For the year, the Fund returned 5.75%, net of fees, compared to the benchmark's return of 4.94%.

We do not manage the Fund against short-term performance metrics and it is inevitable the Fund will underperform markets at some point in the future. We feel strongly that people cannot retire on "relative investment returns"; only by generating investment returns that exceed the rate of inflation (ideally by a satisfactory margin) will investors increase their wealth over time. As such, we are happy to be judged on the absolute returns of our strategy over time.

Fund Outlook and Strategy

Since the beginning of 2013, we have observed a massive compression in risk premia across multiple asset classes. We believe that there is an elevated probability that this compression will unwind over the next 12 months or so as investors focus on a normalization of U.S. interest rates. Broadly speaking, market risks are elevated at present due to uncertainty about the trajectory of interest rates in the U.S., emerging market instability, ongoing sovereign debt challenges in Europe, the slowdown in China, and commodity price declines, each of which could trigger material corrections in global credit and equity markets.

While we are not predicting that there will be a market crash, in our view it is better to be prudent and cautious given the current set of facts, than to be complacent. Investing is a long-term endeavor and if we give up some short-term return to protect our clients' capital, then so be it. As Warren Buffett has often reminded investors, "To finish first you must first finish." It may turn out that we are right to be cautious, but that we are too early in reducing the equity risk in the portfolio. Nonetheless, we believe it is better to be six months too early than six minutes too late.

Equity markets have become more challenging and value has become harder to find as share prices have continued to rise. While nothing is certain in investing, we predict that the next three years will be challenging for equities as they battle the headwind of rising long-term interest rates.

We feel comfortable with the Fund's overall risk profile and construction. We believe it is likely to deliver satisfactory returns over the next investment cycle, while also exhibiting below-benchmark downside risk in the event that there is a major downturn in markets.

On 31 December 2014, the Fund held 27 investments. Over the six months ending 31 December 2014, the three stocks with the strongest returns in local currency were Lowe's (+44.6%), Target (+33.2), and Visa (+25.0%) and the stocks with the weakest returns were Tesco (-33.1%), Adidas (-19.4%), and Yum! Brands (-9.3%). In terms of absolute performance, the three largest stock contributors in local currency terms were Lowe's, Target, and Visa, which added +2.0%, +1.4% and +1.0%, respectively. The largest detractors were Tesco (-2.3%), Sanofi (-0.6%), and Yum! Brands (-0.4%).

Over the past six months, we have made the following major changes to the Fund:

•  In August we increased the cash weighting to approximately 10%.

•  We added new positions in Lloyds Banking Group and Home Depot. We also increased our positions in SAP and Unilever.

•  We exited the positions in Adidas, Diageo, Johnson and Johnson, and Coca Cola, and reduced the holdings in Danone, DIRECTV, Walmart, Target, McDonalds, American Express, US Bancorp, Bank of New York Mellon, and Wells Fargo.

The Fund continues to be exposed to the following major investment themes:

•  Emerging market consumption growth: The Fund gains its exposure via investments in multinational consumer franchises. On 31 December 2014, the Fund's three largest investments in multinational consumer franchises were Yum! Brands, Nestle, and Unilever. These companies generate around 40% of their revenue in emerging markets.

•  U.S. interest rates: In our view, it is likely that U.S. short- and long-term interest rates will normalize over the next two years as the U.S. economy recovers. Now that the Fed has ended its QE program, this may occur alongside the shrinking (or sterilization) of its balance sheet, as well as the normal monetary policy action of lifting the Federal Funds Rate. We own four U.S. financial institutions that are likely to benefit from the increase in U.S. interest rates: Wells Fargo, US Bancorp, Bank of New York Mellon, and State Street.

•  The move to a cashless society: There continues to be a strong secular shift from spending via cash and check to cashless forms of payments such as credit cards, debit cards, electronic funds transfer and mobile payments. In our opinion, the explosion of smart, or internet-connected, mobile devices will accelerate this shift on a global basis. We believe that there are only a limited number of companies that are well positioned to directly benefit from this structural shift. These companies are typically highly attractive, with strong network effects, low capital intensity, high barriers to market entry and high returns on capital. On 31 December 2014, the Fund was invested in the payments space through exposure to companies such as PayPal (via eBay), American Express, Visa, and MasterCard.

•  U.S. housing: A recovery in new housing construction, together with investment in existing housing stock, should drive a strong cyclical recovery in companies exposed to the U.S. housing market, while providing a boost to the overall economy. Our major exposure to this theme is via holdings in Lowe's and Home Depot, the home improvement retailers, as well as our investments in domestic U.S. banks, Wells Fargo and US Bancorp.

•  Technology/software: We believe that entrenched global software companies boast enormous competitive advantages and exhibit attractive investment characteristics. The Fund's technology/software investments include Microsoft, Oracle, and SAP.

•  Internet/e-commerce: There are a number of internet-enabled businesses that are experiencing increasing competitive advantages and showing very attractive investment characteristics. The Fund's investments in these areas include eBay and Google.

Yours sincerely,

Hamish Douglass
Portfolio Manager
MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  12/28/11 commencement of operations.

This chart assumes an initial gross investment of $1,000,000 made on 12/28/11 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2015 to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/14	FUND	INDEX
SIX MONTHS	2.99%	(1.17)%
ONE YEAR	5.75%	4.94%
AVERAGE ANNUAL SINCE INCEPTION	17.70%	15.91%
Fund Expenses
GROSS EXPENSE RATIO	0.89%
NET EXPENSE RATIO	0.80%

FRONTIER
MFG CORE INFRASTRUCTURE FUND

REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Core Infrastructure Fund is long-term capital appreciation. The objective is currently measured against the UBS Developed Infrastructure & Utilities Index (Net). Unfortunately, UBS has decided to discontinue production of this index, so the Fund will use the S&P Global Infrastructure Index as its benchmark beginning 1 January 2015. Historically, the S&P index has performed similarly to the UBS index.

The types of infrastructure assets in which the Fund invests are generally natural monopolies that provide an essential service to the community. Infrastructure assets offer investors protection from the impacts of inflation because their earnings generally have some direct linkage to inflation. Over time, the stable, reliable earnings of infrastructure assets are expected to lead to a combination of income and capital growth for investors.

The universe of infrastructure assets that are held by the Fund is made up of two main sectors:

•  Utilities: Utilities comprise approximately 70% of the Fund and includes both regulated energy utilities and regulated water utilities. Utilities are typically subject to economic regulation. The terms of regulation typically require a utility to efficiently provide an essential service to the community and, in return, permit the utility to earn a fair rate of return on the capital it has invested in its operations. As a utility provides a basic necessity, e.g. energy or water, there is minimal fluctuation in demanded volumes in response to the economic cycle, while the price charged for the utility service can be adjusted with limited impact upon demanded volumes. As a result, the earnings of regulated utilities have been, and are expected to continue to be, stable irrespective of economic conditions.

•  Infrastructure: This includes airports, ports, toll roads and broadcast communications infrastructure. Regulation of infrastructure companies is generally less intensive than regulation of utilities and this allows companies to accrue the benefits of volume growth (i.e. the returns of infrastructure companies are linked to growth in passengers, vehicles or containers). As economies develop, grow and become more inter-dependent, we expect the underlying level of aviation, shipping and vehicle traffic to increase. As a result, the revenues and earnings derived by infrastructure assets are expected to grow.

Performance Review

The Frontier MFG Core Infrastructure Fund returned 1.60%, net of fees, for the six month period ending 31 December 2014. The Fund's return outperformed the (1.10)% return of its benchmark, the UBS Developed Infrastructure & Utilities Index (Net), by 2.7%. For the year, the Fund returned 16.63%, net of fees, compared to the benchmark's return of 14.11%. The returns of both the Fund and Index were negatively impacted by the strong U.S. dollar and the different currency exposures of the Fund and the benchmark index.

Eighty of the ninety stocks in the Fund generated a positive shareholder return in the period. Particularly strong returns were provided by Mexican airport company OMAB (Total Shareholder Return (TSR) of 34.8%), Zurich Airport (TSR of 22.3%), Canadian electricity and gas distribution company Fortis (22.3%), oil and chemical tank storage company Vopak (20.7%) and UK water utility Pennon Group (20.6%).

All sectors held by the Fund delivered positive returns for the period. The Integrated Power sector provided a weighted average TSR of 14.7%, Water Utilities delivered a TSR of 12.7%, the Electricity Transmission & Distribution sector delivered a TSR of 9.8%, and Airports generated a TSR of 9.0%.

Geographically, the Fund's U.S. exposure generated a TSR of 14.3%, Australian/New Zealand stocks provided a TSR of 10.7%, UK stocks 9.8%, Canadian stocks 8.0% and European stocks 3.2%.

Portfolio Outlook and Strategy

The Core Infrastructure strategy is designed to provide reliable returns over the medium-to-longer term. The Fund exceeded that expectation during 2014, partly reflecting the recovery of stocks held by the Fund that had been over-sold in previous years. We now see the utilities market as broadly in equilibrium while infrastructure stocks remain cheap.

We believe that infrastructure and utility assets, with requisite earnings reliability and a linkage of earnings to inflation, offer an attractive, long-term investment proposition. Furthermore, given the predictable nature of earnings and the structural linkage of those earnings to inflation, the investment returns generated by infrastructure assets are different from standard asset classes and offer investors valuable diversification when included in an investment portfolio. In the current uncertain economic and investment climate, the reliable financial performance of infrastructure investments makes them particularly attractive and an investment in listed infrastructure can be expected to reward patient investors with a three to five year timeframe.

Sincerely,

Dennis Eagar
Portfolio Manager
MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  1/18/12 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 1/18/12 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The UBS Developed Infrastructure & Utilities Index and the S&P Global Infrastructure Index are global developed markets infrastructure and utilities benchmarks. None of the indices reflect investment management fees, brokerage commissions or other expenses associated with investing in equity securities. A direct investment in an index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2015 to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.70% of the Fund's average daily net assets. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/14	FUND	UBS INDEX	MSCI INDEX	S&P GLOBAL INDEX
SIX MONTHS	1.60%	(1.10)%	(1.17)%	(2.62)%
ONE YEAR	16.63%	14.11%	4.94%	12.98%
AVERAGE ANNUAL SINCE INCEPTION	15.11%	11.95%	14.43%	13.22%
Fund Expenses
GROSS EXPENSE RATIO	1.46%
NET EXPENSE RATIO	0.71%

FRONTIER
TIMPANI SMALL CAP GROWTH FUND

REPORT FROM TIMPANI CAPITAL MANAGEMENT LLC

Dear Fellow Shareholders:

The Frontier Timpani Small Cap Growth Fund strives to achieve capital appreciation by investing in a diversified portfolio of growth companies with small market capitalizations. Timpani seeks to:

•  Invest in companies where growth is robust, sustainable and underestimated by the market.

•  Conduct fundamental research that provides unique insights into the perception gap that exists between market expectations and a company's true growth rate.

•  Manage risk by continuously evaluating the size of the perception gap relative to market expectations and monitoring market sentiment.

•  Act on new relevant incremental data points, both positive and negative, in an effort to exploit investor biases.

Performance Review

During the six month period ended December 31, 2014, the Frontier Timpani Small Cap Growth Fund (Institutional Class) returned 2.12%, net of fees, compared to 3.31% for the Russell 2000 Growth Index. For the year, the Fund returned -0.55%, net of fees, compared to 5.60% for the Index.

Strong stock selection in some sectors offset weak stock selection in others which produced the slightly negative relative returns, while sector allocation had virtually no impact. In particular, Producer Durables, Financial Services, and Technology delivered the most significant gains, while Energy and Health Care were a drag on performance. There were other sector weights that added to or subtracted from performance; however, they largely offset one another. From a sector allocation standpoint, an overweight in Energy was a negative contributor, while an underweight in Materials & Processing was a positive contributor to performance.

It was a difficult year from an investment style perspective which was a headwind to our performance, particularly in the third quarter during the month of July. Health Care was the sector that lagged the most and within Health Care, Lannett was the worst performer. Marchex, which was our biggest negative contributor, surprised us negatively when it decided to drop its largest customer, Allstate, due to a disagreement about fee structure. Several Energy names, hurt by the crash in oil prices, were a drag on performance before we cut exposure to the sector, including Sanchez Energy, Diamondback Energy, and Basic Energy Services. A number of stocks across a diverse group of sectors contributed significantly to the Fund's performance. For instance, six of our largest positive contributors came from five different sectors. LendingTree was our largest positive contributor within Financial Services. TubeMogul and Super Micro Computer were standout performers within Technology. Hawaiian Holdings was a standout performer in Producer Durables, and ANI Pharmaceuticals was a strong performer in Health Care. Jack in the Box, a large holding in Consumer Discretionary, continued to post positive comparable store sales, which led to relative outperformance.

Portfolio Outlook

During the latter half of 2014, the benchmark trended modestly higher. However, the path to get there was volatile — weak in the third quarter and strong in the fourth quarter. The third quarter was characterized by falling interest rates and a strong dollar, evidence of risk aversion in the market place, mostly caused by global economic concerns along with an Ebola scare. In the fourth quarter, the U.S. economy was robust and Ebola fears subsided. However, global economic fears persisted and the U.S. dollar further appreciated. The most notable event in the fourth quarter was a crash in the price of oil. It plummeted from over $90 per barrel to under $60 per barrel. This had and will likely continue to have a major impact on the fundamentals of companies in the portfolio for the foreseeable future. As the negative fundamental energy-related data points accumulated early in the fourth quarter, our strict sell discipline kicked-in and helped us avoid much of the carnage. In addition, weak energy prices helped other parts of the portfolio, including several consumer and transportation names. The general consensus is that the domestic economy is on very solid footing, while most investor concerns are directed towards our foreign trading partners. There are many concerns about the broader world economy especially within Europe and Asia as data points have become significantly more challenging as of late. On a more positive note, central banks remain accommodative which should serve to buttress growth prospects around the globe. While we know interest rate increases by the U.S. Federal Reserve are inevitable and likely to start in mid to late 2015, those have been well telegraphed by the marketplace, and will be rising from an unusually low level. Thus, we expect the news to be digested without much fanfare. Perhaps just as importantly, rising interest rates are most likely to be accompanied by a continued stronger economy, which should be favorable for stocks.

On a micro level, things appear to be favorable. Fundamental data points from company management teams continue to confirm the economy is on solid footing and that secular growth can be found in numerous pockets of the economy. That growth is being sought by investors and can potentially drive upside to analyst estimates and lead to strong stock price performance. Going forward, we expect secular growth and upside surprise to be more fully embraced by the marketplace now that small cap growth valuations have compressed and the earnings momentum style correction has likely ended. In addition to these improving characteristics, corporate balance sheets remain sound, and companies are generating cash which enables them to increase cash deployment in the form of dividends, share buybacks or accretive acquisitions. We believe positive corporate fundamentals will lead to the potential for increased M&A activity, which could benefit the companies we own as both buyers and potential sellers.

During the period, we continued to focus on finding robust and sustainable growers where the growth is being underestimated. That research has resulted in sector weights that vary from the benchmark weights. The most notable change was Energy which went from overweight to underweight during the latter part of the year. Other key overweights include Consumer Discretionary, Technology, and Health Care, while notable underweights include Financial Services and Materials & Processing.

We will continue to make it our mission to find companies that have characteristics consistent with our investment process. We believe this approach is most value-added for shareholders over the long term.

Thank you for your continued support.

Sincerely,

Brandon Nelson, CFA
Chief Investment Officer
Timpani Capital Management LLC

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  3/23/11 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 3/23/11. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Timpani Capital Management LLC has contractually agreed through October 31, 2015 to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.10% of the Fund's average daily net assets of the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Class Y shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/14	FUND	INDEX
SIX MONTHS	2.12%	3.31%
ONE YEAR	(0.55)%	5.60%
AVERAGE ANNUAL SINCE INCEPTION	14.66%	13.52%
Institutional Class Expenses
GROSS EXPENSE RATIO	2.46%
NET EXPENSE RATIO	1.10%

FRONTIER
NETOLS SMALL CAP VALUE FUND

REPORT FROM NETOLS ASSET MANAGEMENT, INC.

Dear Fellow Shareholders:

The Frontier Netols Small Cap Value Fund strives to achieve capital appreciation by investing at least 80% of its assets in equity securities of small capitalization companies. The Fund's performance is measured against the Russell 2000® Value Index.

Performance Review

During the six month period ended December 31, 2014, the Frontier Netols Small Cap Value Fund (Institutional Class) returned 0.93%, net of fees, compared to 0.01% for the Russell 2000 Value Index. For the year, the Fund returned 5.69%, net of fees, compared to 4.22% for the Index.

Portfolio Review

During the second half of 2014, the main factors shaping market sentiment were a stronger domestic economy, offset by overseas headwinds resulting from softening economic growth and political unrest. Incrementally positive U.S. economic news, including an improving employment outlook, allowed the Federal Reserve to conclude its bond purchasing activity. However, as the domestic economy strengthened, other world economies weakened. The decline in oil prices that aided the U.S. consumer hurt many emerging economies. Additionally, China's economy continued to slow and deflation fears hit Europe. As a result, China lowered interest rates while Europe and Japan contemplated further stimulus measures. This strengthened the dollar as the Federal Reserve began charting the path of policy normalization. These factors resulted in more domestically focused sectors like Health Care and Financials outperforming. Additionally, more cyclical and internationally impacted sectors like Energy and Materials underperformed during the period.

Positive Contributions to Relative Performance in the Second Half of 2014:

•  Stock selection in Industrials and Consumer Discretionary sectors

•  Overweight in Health Care and Consumer Staples sectors

•  Underweight in Energy

•  Best performing stocks for the period: TASER International, Capella Education, VCA Inc, Acadia Healthcare and Casey's General Stores

Negative Contributions to Relative Performance in the Second Half of 2014:

•  Stock selection in Energy

•  Underweight in Financials and Utilities

•  Worst performing stocks for the period: McDermott International, Bill Barrett, Willbros Group, Superior Energy Services and Commercial Vehicle Group

Portfolio Outlook

We believe the U.S. economy continues to move forward. The current employment environment should continue to drive consumer confidence and further economic activity. Companies have started to selectively increase capacity after years of rationalization and cost reduction. While the domestic outlook appears stable, international economies have softened as a result of capital flows and currency fluctuations stemming from Fed policy normalization, geopolitical unrest, and the actions of foreign central banks. If these factors prove to be transitory in nature, other economies should rebound and be additive to the growth in the U.S.

Thank you for your continued support.

Jeff Netols
President
Netols Asset Management, Inc.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  12/16/05 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 12/16/05 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2015 to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.10% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Class Y shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/14	FUND	INDEX
SIX MONTHS	0.93%	0.01%
ONE YEAR	5.69%	4.22%
FIVE YEAR AVERAGE ANNUAL	13.84%	14.26%
AVERAGE ANNUAL SINCE INCEPTION	8.42%	6.93%
Institutional Class Expenses
GROSS EXPENSE RATIO	1.17%
NET EXPENSE RATIO	1.10%

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FRONTIER
PHOCAS SMALL CAP VALUE FUND

REPORT FROM PHOCAS FINANCIAL CORPORATION

Dear Fellow Shareholders:

The Frontier Phocas Small Cap Value Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations. The Fund's performance is measured against the Russell 2000® Value Index.

Performance Review

During the six month period ended December 31, 2014, the Frontier Phocas Small Cap Value Fund returned 0.34%, net of fees, compared to the 0.01% return of the benchmark, the Russell 2000 Value Index (the "Benchmark" or the "Index"). For the year, the Fund returned 7.19%, net of fees, compared to 4.22% for the Index.

Portfolio Review and Strategy

For the third quarter, Health Care was the top performer for the Fund, followed by Information Technology. Unfortunately, these were our only two sectors that resulted in positive quarterly returns, other than cash equivalents. Despite the weak backdrop, the Fund owned some stocks that were up 25% or better for the quarter, led by a significant move by United Therapeutics, a biopharma company that won a patent extension for one of their major drugs. Other solid performers included: Skyworks Solutions, a wireless chipmaker that has a strong position within Apple's smartphones; Progenics Pharmaceuticals, a biotech pharma company that received FDA approval for their first drug; Saba Software, an HR cloud software company that was recovering from accounting issues; Verint Systems, a customer intelligence software solution provider; and AOL, better known as a search engine company than for their strong advertising platforms.

Unlike the third quarter, the fourth quarter saw attractive performance in every major sector within the Index except Energy. For the Fund, Financials — including the Benchmark weight of REITs within the sector — was the top relative performing sector, followed by Materials. Our lack of exposure to weak specialty retail stocks, and our overweight within Media and Auto & Component subsectors helped our performance in the Consumer Discretionary sector. The Fund also realized attractive outperformance from the Telecom sector, but there was only one name within it (West Corp.). Several names within the Fund generated quarterly total returns north of 20%, but a few stood out: Spansion, a semiconductor company that focuses on flash memory and is merging with Cypress Semiconductor, more than doubled; Progenics Pharmaceuticals, a biotech pharma company with a strong drug pipeline that has participated in a robust rally within Health Care stocks; and Cracker Barrel restaurants, a family restaurant chain. Both Progenics and Cracker Barrel were up more than 30% for the quarter.

With the strong gains in the U.S. stock market in recent years, finding attractive significantly undervalued stocks has been more difficult, but there are still values to be found. Safer areas like Consumer Staples, Health Care, and Utilities have become quite fully valued as cautious investors migrate from fixed income towards equities. Even global investors want more U.S. equities given the strengthening dollar trends. In our opinion, though, some of the more cyclical areas in the equity markets remain undervalued. There are usually unrecognized values in every sector, however, and our perennial mission is to find them.

We continue to sell off highly appreciated positions as well as under-performing names that remain fundamentally challenged, and also continue to reinvest in low-valued names. Despite fair valuations within the broader domestic equity market, select stocks still continue to represent investment opportunities. We have focused a lot of attention within Consumer Discretionary, as it had a few of the harder hit subsectors this year, especially specialty retail and apparel. In the Energy sector, we have reduced our exposure to only the best names with balance sheets that will allow them to survive potentially crippling short-term energy prices.

Thank you for your continued support.

William Schaff, CFA	Steve Block, CFA
Chief Executive Officer and Portfolio Manager	Portfolio Manager
Phocas Financial Corporation	Phocas Financial Corporation

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  9/29/06 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 9/29/06. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of fee waivers, total return would be reduced. Effective October 8, 2010, Phocas Financial Corp. ("Phocas") became subadviser to the Fund and Frontegra Asset Management, Inc. became adviser to the Fund. Prior to October 8, 2010, Phocas served as adviser to the Fund. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2015 to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.10% of the Fund's average daily net assets. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/14	FUND	INDEX
SIX MONTHS	0.34%	0.01%
ONE YEAR	7.19%	4.22%
FIVE YEAR AVERAGE ANNUAL	15.92%	14.26%
AVERAGE ANNUAL SINCE INCEPTION	8.71%	6.19%
Fund Expenses
GROSS EXPENSE RATIO	2.00%
NET EXPENSE RATIO	1.13%

Frontier Funds

EXPENSE EXAMPLE

December 31, 2014 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently the Funds' transfer agent charges a $15.00 fee. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the Frontier RobecoSAM Global Equity, Frontier MFG Global Equity and Frontier MFG Core Infrastructure Funds.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/14 – 12/31/14).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Frontier Funds

EXPENSE EXAMPLE (continued)

December 31, 2014 (Unaudited)

	Beginning Account Value 7/1/2014	Ending Account Value 12/31/2014	Annualized Expense Ratio*	Expenses Paid During the Period*
RobecoSAM Global Equity Fund
Actual Fund Return	$1,000.00	$969.20	1.20%	$5.96
Hypothetical 5% Return	$1,000.00	$1,019.16	1.20%	$6.11
MFG Global Equity Fund
Actual Fund Return	$1,000.00	$1,029.90	0.80%	$4.09
Hypothetical 5% Return	$1,000.00	$1,021.17	0.80%	$4.08
MFG Core Infrastructure Fund
Actual Fund Return	$1,000.00	$1,016.00	0.70%	$3.56
Hypothetical 5% Return	$1,000.00	$1,021.68	0.70%	$3.57
Timpani Small Cap Growth Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,021.20	1.10%	$5.60
Hypothetical 5% Return	$1,000.00	$1,019.66	1.10%	$5.60
Timpani Small Cap Growth Fund – Class Y
Actual Fund Return*	$1,000.00	$1,019.30	1.50%	$7.63
Hypothetical 5% Return**	$1,000.00	$1,017.64	1.50%	$7.63
Netols Small Cap Value Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,009.30	1.10%	$5.57
Hypothetical 5% Return	$1,000.00	$1,019.66	1.10%	$5.60
Netols Small Cap Value Fund – Class Y
Actual Fund Return	$1,000.00	$1,008.90	1.50%	$7.60
Hypothetical 5% Return	$1,000.00	$1,017.64	1.50%	$7.63
Phocas Small Cap Value Fund
Actual Fund Return	$1,000.00	$1,003.40	1.10%	$5.55
Hypothetical 5% Return	$1,000.00	$1,019.66	1.10%	$5.60

*  Expenses are equal to each Fund's annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Frontier RobecoSAM Global Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2014 (Unaudited)

Number of Shares		Value
COMMON STOCKS 93.2%
	Australia 1.5%
19,100	AGL Energy Ltd.	$208,326
	Austria 0.7%
6,500	Raiffeisen Bank International AG	99,320
	France 4.6%
7,200	CNP Assurances	127,643
1,500	Sanofi	136,756
7,700	Suez Environnement Co.	134,159
4,400	Total SA	225,422
		623,980
	Germany 3.7%
940	Allianz SE	155,689
2,100	BASF SE	176,150
3,300	Fresenius SE & Co. KGaA	171,581
		503,420
	Israel 1.3%
16,300	Mizrahi Tefahot Bank Ltd. (a)	170,586
	Italy 0.7%
5,400	Eni SpA	94,589
	Japan 6.1%
6,100	Honda Motor Co. Ltd.	178,963
30,200	Inpex Corp.	336,216
11,800	Keihin Corp.	175,143
6,000	Stanley Electric Co. Ltd.	129,561
		819,883
	Netherlands 2.5%
3,900	Koninklijke DSM NV	237,873
3,400	Koninklijke Philips NV	98,553
		336,426
	Norway 2.0%
18,400	DNB ASA	271,411
Number of Shares		Value
	Sweden 0.7%
3,575	Atlas Copco AB - Class A	$99,477
	Switzerland 5.1%
3,100	Nestle SA	225,993
1,300	Roche Holding AG	352,225
740	Schindler Holding AG	106,830
		685,048
	United Kingdom 6.2%
39,300	Barclays PLC	147,742
48,800	BT Group PLC	303,540
3,000	Croda International PLC	123,823
17,000	Drax Group PLC	121,736
5,600	SSE PLC	141,496
		838,337
	United States 58.1%
6,400	Abbott Laboratories	288,128
3,200	Celanese Corp - Class A	191,872
14,100	Cisco Systems, Inc.	392,191
3,300	Colgate-Palmolive Co.	228,327
3,400	Discover Financial Services	222,666
3,800	Dollar Tree, Inc. (a)	267,444
4,100	Emerson Electric Co.	253,093
1,700	Fluor Corp.	103,071
2,900	Fossil Group, Inc. (a)	321,146
2,300	Franklin Resources, Inc.	127,351
2,400	GNC Holdings, Inc.	112,704
3,000	Illinois Tool Works, Inc.	284,100
1,600	International Business Machines Corp.	256,704
2,600	Johnson & Johnson	271,882
5,300	L Brands, Inc.	458,715
3,500	MasterCard, Inc - Class A	301,560
1,200	Mead Johnson Nutrition Co.	120,648
8,400	Microsoft Corp.	390,180
2,100	National Oilwell Varco, Inc.	137,613
3,200	Occidental Petroleum Corp.	257,952

The accompanying notes are an integral part of these financial statements.

Frontier RobecoSAM Global Equity Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014 (Unaudited)

Number of Shares		Value
COMMON STOCKS 93.2% (continued)
	United States 58.1% (continued)
6,800	Oracle Corp.	$305,796
1,300	Parker-Hannifin Corp.	167,635
2,200	PepsiCo, Inc.	208,032
8,500	Pfizer, Inc.	264,775
3,700	The Chubb Corp.	382,839
4,000	The Coca-Cola Co.	168,880
5,500	The Hartford Financial Services Group, Inc.	229,295
2,700	The PNC Financial Services Group, Inc.	246,321
3,300	UnitedHealth Group, Inc.	333,597
7,300	Wells Fargo & Co.	400,186
4,700	Xylem, Inc.	178,929
		7,873,632
	Total Common Stocks
	(Cost $10,376,873)	12,624,435
PREFERRED STOCKS 3.8%
	Germany 3.8%
2,100	Henkel AG & Co. KGaA	226,208
1,300	Volkswagen AG	288,933
		515,141
	Total Preferred Stocks
	(Cost $380,621)	515,141
Number of Shares		Value
SHORT-TERM INVESTMENTS 1.5%
	Investment Company 1.5%
208,440	STIT-STIC Prime Portfolio - Institutional Class, 0.04%	$208,440
	Total Short-Term Investments
	(Cost $208,440)	208,440
	Total Investments 98.5%
	(Cost $10,965,934)	13,348,016
	Other Assets in Excess of Liabilities 1.5%	199,646
	TOTAL NET ASSETS 100.0%	$13,547,662

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Financials	19.0%
Consumer Discretionary	14.3
Health Care	13.4
Information Technology	12.2
Industrials	9.5
Consumer Staples	8.7
Energy	7.8
Materials	5.4
Utilities	4.5
Telecommunication Services	2.2
Total Common and Preferred Stocks	97.0
Total Short-Term Investments	1.5
Total Investments	98.5
Other Assets in Excess of Liabilities	1.5
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2014 (Unaudited)

Number of Shares		Value
COMMON STOCKS 88.7%
	France 4.5%
184,087	Danone	$12,035,280
371,949	Sanofi	33,910,853
		45,946,133
	Germany 4.6%
663,006	SAP SE	46,296,753
	Netherlands 3.4%
895,498	Unilever NV	35,029,944
	Switzerland 7.1%
620,209	Nestle SA	45,213,865
289,948	Novartis AG	26,890,786
		72,104,651
	United Kingdom 6.4%
23,580,581	Lloyds Banking Group PLC (a)	27,736,953
12,863,900	Tesco PLC	37,507,351
		65,244,304
	United States 62.7%
78,300	American Express Co.	7,285,032
326,497	DIRECTV (a)	28,307,290
1,089,698	eBay, Inc. (a)	61,153,852
39,665	Google, Inc. - Class A (a)	21,048,629
21,137	Google, Inc. - Class C (a)	11,126,517
832,761	Lowe's Companies, Inc.	57,293,957
311,960	MasterCard, Inc. - Class A	26,878,474
150,371	McDonald's Corp.	14,089,763
1,281,727	Microsoft Corp.	59,536,219
1,146,768	Oracle Corp.	51,570,157
377,992	State Street Corp.	29,672,372
572,964	Target Corp.	43,493,697
716,299	The Bank of New York Mellon Corp.	29,060,250
391,352	The Home Depot, Inc.	41,080,219
240,363	U.S. Bancorp	10,804,317
186,746	Visa, Inc. - Class A	48,964,801
263,873	Wal-Mart Stores, Inc.	22,661,413
Number of Shares		Value
	United States 62.7% (continued)
457,595	Wells Fargo & Co.	$25,085,358
641,952	Yum! Brands, Inc.	46,766,203
		635,878,520
	Total Common Stocks
	(Cost $783,094,490)	900,500,305
SHORT-TERM INVESTMENTS 11.4%
	Investment Company 11.4%
115,153,016	STIT Liquid Assets Portfolio - Institutional Class, 0.07%	115,153,016
	Total Short-Term Investments
	(Cost $115,153,016)	115,153,016
	Total Investments 100.1%
	(Cost $898,247,506)	1,015,653,321
	Liabilities in Excess of Other Assets (0.1)%	(811,140)
	TOTAL NET ASSETS 100.0%	$1,014,842,181

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Information Technology	32.2%
Consumer Discretionary	22.7
Consumer Staples	15.0
Financials	12.8
Health Care	6.0
Total Common Stocks	88.7
Total Short-Term Investments	11.4
Total Investments	100.1
Liabilities in Excess of Other Assets	(0.1)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS

December 31, 2014 (Unaudited)

Number of Shares		Value
COMMON STOCKS 95.4%
	Australia 7.6%
163,104	APA Group	$986,011
501,349	AusNet Services	541,643
216,053	DUET Group	424,667
229,601	Spark Infrastructure Group	397,704
324,385	Sydney Airport	1,241,907
279,033	Transurban Group	1,944,503
		5,536,435
	Austria 0.4%
3,356	Flughafen Wien AG	311,961
	Belgium 0.0%
588	Elia System Operator SA/NV	27,381
	Canada 9.1%
20,799	Emera, Inc.	691,748
45,653	Enbridge, Inc.	2,347,487
40,187	Fortis, Inc.	1,347,638
43,669	TransCanada Corp.	2,146,238
3,649	Valener, Inc.	50,316
		6,583,427
	France 6.4%
14,485	Aeroports de Paris	1,751,600
33,583	Eutelsat Communications SA	1,086,065
49,414	SES SA - ADR	1,772,978
		4,610,643
	Germany 1.4%
13,516	Fraport AG Frankfurt Airport Services Worldwide	779,900
11,337	Hamburger Hafen und Logistik AG	235,597
		1,015,497
	Hong Kong 3.0%
223,148	Power Assets Holdings Ltd.	2,157,398
Number of Shares		Value
	Italy 7.8%
85,536	Atlantia SpA	$1,988,030
404,507	Snam SpA	2,002,000
34,030	Societa Iniziative Autostradali e Servizi SpA	327,488
294,197	Terna Rete Elettrica Nazionale SpA	1,336,296
		5,653,814
	Mexico 2.3%
54,256	Grupo Aeroportuario del Centro Norte SAB de CV	249,441
69,803	Grupo Aeroportuario del Pacifico SAB de CV - Class B	438,677
40,559	Grupo Aeroportuario del Sureste SAB de CV - Class B (a)	536,177
253,568	OHL Mexico SAB de CV (a)	470,056
		1,694,351
	Netherlands 1.3%
18,711	Koninklijke Vopak NV	970,766
	New Zealand 1.3%
182,574	Auckland International Airport Ltd.	600,736
145,748	Vector Ltd.	316,884
		917,620
	Spain 6.7%
99,194	Abertis Infraestructuras SA	1,967,001
34,943	Enagas SA	1,102,142
19,800	Red Electrica Corp. SA	1,745,403
		4,814,546
	Switzerland 0.8%
899	Flughafen Zuerich AG	601,217
	United Kingdom 7.4%
144,233	National Grid PLC	2,046,567
58,418	Pennon Group PLC	834,601

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014 (Unaudited)

Number of Shares		Value
COMMON STOCKS 95.4% (continued)
	United Kingdom 7.4% (continued)
35,074	Severn Trent PLC	$1,093,934
99,806	United Utilities Group PLC	1,417,640
		5,392,742
	United States 39.8%
2,910	ALLETE, Inc.	160,457
6,816	Alliant Energy Corp.	452,719
14,907	Ameren Corp.	687,660
25,252	American Electric Power Co., Inc.	1,533,301
2,582	American States Water Co.	97,238
14,098	American Tower Corp.	1,393,587
11,017	American Water Works Co., Inc.	587,206
11,649	Aqua America, Inc.	311,028
6,168	Atmos Energy Corp.	343,804
4,389	Avista Corp.	155,151
2,767	California Water Service Group	68,096
26,407	CenterPoint Energy, Inc.	618,716
4,147	Cleco Corp.	226,177
16,966	CMS Energy Corp.	589,569
18,264	Consolidated Edison, Inc.	1,205,607
18,254	Crown Castle International Corp.	1,436,590
10,877	DTE Energy Co.	939,447
17,917	Duke Energy Corp.	1,496,786
20,017	Edison International	1,310,713
2,804	El Paso Electric Co.	112,328
10,131	Great Plains Energy, Inc.	287,822
3,456	IDACORP, Inc.	228,753
4,913	Integrys Energy Group, Inc.	382,477
9,568	ITC Holdings Corp.	386,834
19,396	NiSource, Inc.	822,778
19,464	Northeast Utilities	1,041,713
1,345	Northwest Natural Gas Co.	67,116
2,720	NorthWestern Corp.	153,898
3,379	ONE Gas, Inc.	139,282
15,477	Pepco Holdings, Inc.	416,796
28,592	PG&E Corp.	1,522,238
Number of Shares		Value
	United States 39.8% (continued)
5,369	Piedmont Natural Gas Co., Inc.	$211,592
6,786	Pinnacle West Capital Corp.	463,552
5,472	PNM Resources, Inc.	162,135
5,371	Portland General Electric Co.	203,185
41,104	PPL Corp.	1,493,308
10,768	Questar Corp.	272,215
8,758	SCANA Corp.	528,983
13,205	Sempra Energy	1,470,509
1,405	SJW Corp.	45,129
3,195	Southwest Gas Corp.	197,483
14,963	TECO Energy, Inc.	306,592
2,344	The Empire District Electric Co.	69,711
2,963	The Laclede Group, Inc.	157,632
30,466	The Southern Co.	1,496,185
3,884	UIL Holdings Corp.	169,109
5,665	Vectren Corp.	261,893
8,033	Westar Energy, Inc.	331,281
13,856	Wisconsin Energy Corp.	730,765
31,068	Xcel Energy, Inc.	1,115,963
		28,863,109
	Total Common Stocks
	(Cost $64,123,217)	69,150,907
CLOSED-END FUNDS 0.9%
	United Kingdom 0.9%
181,214	HICL Infrastructure Co. Ltd.	430,931
119,625	International Public Partnerships Ltd.	252,077
		683,008
	Total Closed-End Funds
	(Cost $663,939)	683,008

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014 (Unaudited)

Number of Shares		Value
SHORT-TERM INVESTMENTS 2.9%
	Investment Company 2.9%
2,076,157	STIT Liquid Assets Portfolio - Institutional Class, 0.07%	$2,076,157
	Total Short-Term Investments
	(Cost $2,076,157)	2,076,157
	Total Investments 99.2%
	(Cost $66,863,313)	71,910,072
	Other Assets in Excess of Liabilities 0.8%	581,040
	TOTAL NET ASSETS 100.0%	$72,491,112

(a)  Non-Income Producing.

ADR - American Depositary Receipt

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Integrated Power	28.8%
Transmission & Distribution	17.1
Gas	15.6
Toll Road	9.2
Airport	9.0
Communications	7.9
Water Utility	6.1
Port	1.7
Total Common Stocks	95.4
Social	0.9
Total Closed-End Funds	0.9
Total Short-Term Investments	2.9
Total Investments	99.2
Other Assets in Excess of Liabilities	0.8
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

SCHEDULE OF INVESTMENTS

December 31, 2014 (Unaudited)

Number of Shares		Value
COMMON STOCKS 96.6%
	Consumer Discretionary 21.6%
14,902	Big 5 Sporting Goods Corp.	$218,016
5,957	BJ's Restaurants, Inc. (a)	299,101
3,291	Capella Education Co.	253,275
8,247	Fiesta Restaurant Group, Inc. (a)	501,418
7,055	Five Below, Inc. (a)	288,056
3,840	Gentherm, Inc. (a)	140,621
3,279	G-III Apparel Group Ltd. (a)	331,212
12,508	Grand Canyon Education, Inc. (a)	583,623
11,546	Jack in the Box, Inc.	923,218
3,109	Kate Spade & Co. (a)	99,519
15,684	Kona Grill, Inc. (a)	362,143
3,439	Lithia Motors, Inc.. - Class A	298,127
20,499	Motorcar Parts of America, Inc. (a)	637,314
30,915	Nautilus, Inc. (a)	469,290
7,512	Skechers U.S.A., Inc.. - Class A (a)	415,038
10,949	Sonic Corp.	298,141
18,470	Tuesday Morning Corp. (a)	400,799
11,866	Zoe's Kitchen, Inc. (a)	354,912
		6,873,823
	Consumer Staples 1.0%
4,890	Core-Mark Holding Co., Inc.	302,838
	Energy 1.4%
31,847	Enphase Energy, Inc. (a)	455,094
	Financial Services 2.9%
19,344	LendingTree, Inc. (a)	935,089
	Health Care 26.5%
3,166	Abaxis, Inc.	179,924
12,967	Adeptus Health, Inc.. - Class A (a)	484,966
8,634	Akorn, Inc. (a)	312,551
12,742	ANI Pharmaceuticals, Inc. (a)	718,521
45,587	BioDelivery Sciences International, Inc. (a)	547,956
9,631	Cantel Medical Corp.	416,637
Number of Shares		Value
	Health Care 26.5% (continued)
14,596	Cardiovascular Systems, Inc. (a)	$439,048
19,116	Dipexium Pharmaceuticals, Inc. (a)	217,636
5,495	ExamWorks Group, Inc. (a)	228,537
31,103	Horizon Pharma Plc (a)	400,918
11,169	Inogen, Inc. (a)	350,372
2,880	Jazz Pharmaceuticals PLC (a)	471,542
7,525	Lannett Co., Inc. (a)	322,672
10,728	LDR Holding Corp. (a)	351,664
10,505	Ligand Pharmaceuticals, Inc. (a)	558,971
35,142	Pernix Therapeutics Holdings, Inc. (a)	329,983
4,548	PTC Therapeutics, Inc. (a)	235,450
10,285	Quidel Corp. (a)	297,442
20,033	RadNet, Inc. (a)	171,082
3,986	STERIS Corp.	258,492
9,620	Team Health Holdings, Inc. (a)	553,438
20,372	ZELTIQ Aesthetics, Inc. (a)	568,582
		8,416,384
	Materials & Processing 0.7%
5,282	Apogee Enterprises, Inc.	223,798
	Producer Durables 14.0%
1,004	Allegiant Travel Co.	150,931
2,052	CoStar Group, Inc. (a)	376,809
2,345	Covenant Transportation Group, Inc.. - Class A (a)	63,573
15,952	CUI Global, Inc. (a)	118,842
3,113	Forward Air Corp.	156,802
26,732	Hawaiian Holdings, Inc. (a)	696,369
3,496	Knight Transportation, Inc.	117,675
5,887	Old Dominion Freight Line, Inc. (a)	457,067
10,230	TASER International, Inc. (a)	270,890
5,534	The Middleby Corp. (a)	548,419
1,772	TransDigm Group, Inc.	347,932

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014 (Unaudited)

Number of Shares		Value
COMMON STOCKS 96.6% (continued)
	Producer Durables 14.0% (continued)
18,707	TriNet Group, Inc. (a)	$585,155
8,357	WageWorks, Inc. (a)	539,612
		4,430,076
	Technology 27.9%
3,944	Barracuda Networks, Inc. (a)	141,353
18,914	Callidus Software, Inc. (a)	308,866
8,240	Cavium, Inc. (a)	509,397
4,613	Dealertrack Technologies, Inc. (a)	204,402
4,681	Demandware, Inc. (a)	269,345
8,480	DTS, Inc. (a)	260,760
4,952	EPAM Systems, Inc. (a)	236,458
5,386	GrubHub, Inc. (a)	195,619
28,572	inContact, Inc. (a)	251,148
3,267	Inphi Corp. (a)	60,374
11,697	Mellanox Technologies Ltd. (a)	499,813
13,792	Proofpoint, Inc. (a)	665,188
22,897	Q2 Holdings, Inc. (a)	431,379
9,520	Qualys, Inc. (a)	359,380
5,313	RF Micro Devices, Inc. (a)	352,587
22,374	Super Micro Computer, Inc. (a)	780,405
7,316	Synchronoss Technologies, Inc. (a)	306,248
38,782	TechTarget, Inc. (a)	440,951
1,012	The Ultimate Software Group, Inc. (a)	148,577
16,326	TrueCar, Inc. (a)	373,865
29,070	TubeMogul, Inc. (a)	655,528
4,140	Tyler Technologies, Inc. (a)	453,082
6,360	Upland Software, Inc. (a)	60,802
13,290	VASCO Data Security International, Inc. (a)	374,911
9,010	Verint Systems, Inc. (a)	525,103
		8,865,541
	Utilities 0.6%
26,197	Boingo Wireless, Inc. (a)	200,931
	Total Common Stocks
	(Cost $25,766,651)	30,703,574
Number of Shares		Value
SHORT-TERM INVESTMENTS 1.7%
	Investment Company 1.7%
538,619	STIT-STIC Prime Portfolio - Institutional Class, 0.04%	$538,619
	Total Short-Term Investments
	(Cost $538,619)	538,619
	Total Investments 98.3%
	(Cost $26,305,270)	31,242,193
	Other Assets in Excess of Liabilities 1.7%	524,958
	TOTAL NET ASSETS 100.0%	$31,767,151

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Technology	27.9%
Health Care	26.5
Consumer Discretionary	21.6
Producer Durables	14.0
Financial Services	2.9
Energy	1.4
Consumer Staples	1.0
Materials and Processing	0.7
Utilities	0.6
Total Common Stocks	96.6
Total Short-Term Investments	1.7
Total Investments	98.3
Other Assets in Excess of Liabilities	1.7
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Netols Small Cap Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2014 (Unaudited)

Number of Shares		Value
COMMON STOCKS 99.6%
	Consumer Discretionary 14.7%
176,617	Accuride Corp. (a)	$766,518
34,611	ANN, Inc. (a)	1,262,609
23,513	Cabela's, Inc. (a)	1,239,370
22,738	Capella Education Co.	1,749,916
15,179	Carter's, Inc.	1,325,279
27,598	DeVry, Inc.	1,310,077
13,617	Domino's Pizza, Inc.	1,282,313
44,890	Ethan Allen Interiors, Inc.	1,390,243
22,249	Tenneco, Inc. (a)	1,259,516
22,735	The Cheesecake Factory, Inc.	1,143,798
		12,729,639
	Consumer Staples 6.0%
96,499	Boulder Brands, Inc. (a)	1,067,279
16,478	Casey's General Stores, Inc.	1,488,293
159,807	SUPERVALU, Inc. (a)	1,550,128
12,655	TreeHouse Foods, Inc. (a)	1,082,382
		5,188,082
	Energy 3.9%
86,626	Bill Barrett Corp. (a)	986,670
288,292	McDermott International, Inc. (a)	838,930
37,753	Superior Energy Services, Inc.	760,723
127,740	Willbros Group, Inc. (a)	800,930
		3,387,253
	Financials 16.4%
51,613	BancorpSouth, Inc.	1,161,809
27,078	Community Bank System, Inc.	1,032,484
23,689	Endurance Specialty Holdings Ltd.	1,417,550
46,029	Glacier Bancorp, Inc.	1,278,225
174,735	MGIC Investment Corp. (a)	1,628,530
65,875	Old National Bancorp	980,220
49,848	Selective Insurance Group, Inc.	1,354,370
58,891	State Bank Financial Corp.	1,176,642
87,577	Sterling Bancorp	1,259,357
Number of Shares		Value
	Financials 16.4% (continued)
24,214	The Hanover Insurance Group, Inc.	$1,726,943
36,540	Webster Financial Corp.	1,188,646
		14,204,776
	Health Care 10.8%
17,241	Acadia Healthcare Company, Inc. (a)	1,055,322
67,699	Albany Molecular Research, Inc. (a)	1,102,140
17,996	Haemonetics Corp. (a)	673,410
24,401	Integra LifeSciences Holdings Corp. (a)	1,323,266
80,686	Invacare Corp.	1,352,297
15,699	LifePoint Hospitals, Inc. (a)	1,128,915
30,103	U.S. Physical Therapy, Inc.	1,263,122
29,336	VCA Antech, Inc. (a)	1,430,717
		9,329,189
	Industrials 16.0%
43,526	Brady Corp. - Class A	1,190,001
50,036	Briggs & Stratton Corp.	1,021,735
106,301	Commercial Vehicle Group, Inc. (a)	707,965
9,125	Genesee & Wyoming, Inc. (a)	820,520
38,527	Herman Miller, Inc.	1,133,850
122,140	PGT, Inc. (a)	1,176,208
71,999	TASER International, Inc. (a)	1,906,534
49,934	Thermon Group Holdings, Inc. (a)	1,207,903
31,073	Titan International, Inc.	330,306
47,919	TriMas Corp. (a)	1,499,385
9,990	United Rentals, Inc. (a)	1,019,080
21,666	Westinghouse Air Brake Technologies Corp.	1,882,559
		13,896,046

The accompanying notes are an integral part of these financial statements.

Frontier Netols Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014 (Unaudited)

Number of Shares		Value
COMMON STOCKS 99.6% (continued)
	Information Technology 14.3%
17,190	CACI International, Inc. - Class A (a)	$1,481,434
101,468	Checkpoint Systems, Inc. (a)	1,393,155
80,800	Entegris, Inc. (a)	1,067,368
23,603	Fair Isaac Corp.	1,706,497
38,590	Monotype Imaging Holdings, Inc.	1,112,550
38,790	Park Electrochemical Corp.	967,035
30,189	Plexus Corp. (a)	1,244,089
54,543	Progress Software Corp. (a)	1,473,752
52,806	VeriFone Systems, Inc. (a)	1,964,383
		12,410,263
	Materials 8.3%
10,448	Acuity Brands, Inc.	1,463,451
18,078	Carpenter Technology Corp.	890,342
14,232	Compass Minerals International, Inc.	1,235,765
60,663	Intrepid Potash, Inc. (a)	842,002
21,948	Sensient Technologies Corp.	1,324,342
47,997	Unifi, Inc. (a)	1,426,951
		7,182,853
	Real Estate Investment Trusts 9.2%
136,137	Campus Crest Communities, Inc.	995,162
36,000	Education Realty Trust, Inc.	1,317,240
112,984	FelCor Lodging Trust, Inc.	1,222,487
67,034	First Industrial Realty Trust, Inc.	1,378,219
16,861	National Health Investors, Inc.	1,179,595
31,715	Sun Communities, Inc.	1,917,489
		8,010,192
	Total Common Stocks
	(Cost $52,123,774)	86,338,293
Number of Shares		Value
SHORT-TERM INVESTMENTS 0.9%
	Investment Company 0.9%
762,917	Fidelity Institutional Money Market Portfolio, Select Class, 0.02%	$762,917
	Total Short-Term Investments
	(Cost $762,917)	762,917
	Total Investments 100.5%
	(Cost $52,886,691)	87,101,210
	Liabilities in Excess of Other Assets (0.5)%	(429,191)
	TOTAL NET ASSETS 100.0%	$86,672,019

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Financials	16.4%
Industrials	16.0
Consumer Discretionary	14.7
Information Technology	14.3
Health Care	10.8
Real Estate Investment Trusts	9.2
Materials	8.3
Consumer Staples	6.0
Energy	3.9
Total Common Stocks	99.6
Total Short-Term Investments	0.9
Total Investments	100.5
Liabilities in Excess of Other Assets	(0.5)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2014 (Unaudited)

Number of Shares		Value
COMMON STOCKS 78.5%
	Consumer Discretionary 9.8%
10,810	American Axle & Manufacturing Holdings, Inc. (a)	$244,198
5,889	Columbia Sportswear Co.	262,296
1,318	Cracker Barrel Old Country Store, Inc.	185,522
11,912	Dana Holding Corp.	258,967
3,097	Deckers Outdoor Corp. (a)	281,951
1,725	DineEquity, Inc.	178,779
4,063	Guess?, Inc.	85,648
17,795	Harte-Hanks, Inc.	137,733
3,390	HSN, Inc.	257,640
5,446	Interval Leisure Group, Inc.	113,767
2,541	Meredith Corp.	138,027
13,404	Ruth's Hospitality Group, Inc.	201,060
7,879	Sinclair Broadcast Group, Inc. - Class A	215,569
6,231	Superior Industries International, Inc.	123,312
8,668	The E.W. Scripps Co. - Class A (a)	193,730
		2,878,199
	Consumer Staples 0.4%
1,436	TreeHouse Foods, Inc. (a)	122,821
	Energy 3.0%
5,365	Carrizo Oil & Gas, Inc. (a)	223,184
7,444	Delek US Holdings, Inc.	203,072
3,726	PDC Energy, Inc. (a)	153,772
5,548	Rosetta Resources, Inc. (a)	123,776
15,112	Synergy Resources Corp. (a)	189,504
		893,308
	Financials 19.9%
14,827	Actua Corp. (a)	273,855
10,295	American Equity Investment Life Holding Co.	300,511
Number of Shares		Value
	Financials 19.9% (continued)
10,565	Ameris Bancorp	$270,887
4,620	Argo Group International Holdings Ltd.	256,271
10,070	Banco Latinoamericano de Comercio Exterior S.A.	303,107
7,143	Banner Corp.	307,292
8,836	Boston Private Financial Holdings, Inc.	119,021
4,701	Capital Bank Financial Corp. (a)	125,987
27,122	CNO Financial Group, Inc.	467,041
9,349	Fidelity Southern Corp.	150,612
13,660	Heritage Commerce Corp.	120,618
10,866	Heritage Financial Corp.	190,698
15,610	Heritage Oaks Bancorp	130,968
2,441	IBERIABANK Corp.	158,299
11,467	National Penn Bancshares, Inc.	120,690
3,574	Nelnet, Inc. - Class A	165,583
29,454	NewBridge Bancorp (a)	256,544
19,257	NorthStar Asset Management Group, Inc.	434,631
12,633	State Bank Financial Corp.	252,407
14,031	Synovus Financial Corp.	380,100
6,617	Trico Bancshares	163,440
16,520	United Community Banks, Inc.	312,889
8,293	United Financial Bancorp, Inc.	119,087
22,781	Wilshire Bancorp, Inc.	230,772
5,422	Wintrust Financial Corp.	253,533
		5,864,843
	Health Care 3.6%
26,457	Accuray, Inc. (a)	199,751
4,153	Impax Laboratories, Inc. (a)	131,567
5,780	Nektar Therapeutics (a)	89,590
38,717	Progenics Pharmaceuticals, Inc. (a)	292,700
2,677	United Therapeutics Corp. (a)	346,645
		1,060,253

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014 (Unaudited)

Number of Shares		Value
COMMON STOCKS 78.5% (continued)
	Industrials 11.0%
13,674	Aceto Corp.	$296,726
1,218	AMERCO	346,229
3,866	Avis Budget Group, Inc. (a)	256,432
25,243	CBIZ, Inc. (a)	216,080
4,131	Deluxe Corp.	257,155
3,075	Engility Holdings, Inc. (a)	131,610
2,251	Esterline Technologies Corp. (a)	246,890
2,919	Kadant, Inc.	124,612
5,220	MYR Group, Inc. (a)	143,028
4,950	Park-Ohio Holdings Corp.	311,999
9,812	SkyWest, Inc.	130,303
4,249	Tetra Tech, Inc.	113,448
5,455	The Timken Company	232,819
1,461	Triumph Group, Inc.	98,208
1,115	UniFirst Corp.	135,417
2,563	WESCO International, Inc. (a)	195,326
		3,236,282
	Information Technology 10.1%
8,578	AOL, Inc. (a)	396,046
33,143	Atmel Corp. (a)	278,235
6,304	Euronet Worldwide, Inc. (a)	346,090
3,471	Methode Electronics, Inc.	126,726
2,887	NCR Corp. (a)	84,127
5,680	Plexus Corp. (a)	234,073
9,104	Progress Software Corp. (a)	245,990
4,832	Rovi Corp. (a)	109,155
6,992	Spansion, Inc. (a)	239,266
5,049	SYNNEX Corp.	394,630
16,778	TiVo, Inc. (a)	198,652
5,437	Verint Systems, Inc. (a)	316,868
		2,969,858
	Materials 3.6%
1,146	Ashland, Inc.	137,245
2,414	Cabot Corp.	105,878
2,204	Domtar Corp.	88,645
Number of Shares		Value
	Materials 3.6% (continued)
8,562	Ferro Corp. (a)	$110,963
2,364	Kaiser Aluminum Corp.	168,861
3,255	Materion Corp.	114,674
5,386	Sensient Technologies Corp.	324,991
		1,051,257
	Real Estate Investment Trusts 12.5%
8,934	Acadia Realty Trust	286,156
6,657	CoreSite Realty Corp.	259,956
19,850	Cousins Properties, Inc.	226,687
16,219	First Industrial Realty Trust, Inc.	333,463
25,598	First Potomac Realty Trust	316,391
14,727	Hudson Pacific Properties, Inc.	442,694
3,339	Kilroy Realty Corp.	230,625
8,399	Kite Realty Group Trust	241,387
8,837	Pebblebrook Hotel Trust	403,232
8,353	Sabra Health Care REIT, Inc.	253,680
22,723	Strategic Hotels & Resorts, Inc. (a)	300,625
6,402	Sun Communities, Inc.	387,065
		3,681,961
	Telecommunication Service 0.6%
5,405	West Corp.	178,365
	Utilities 4.0%
4,336	Black Hills Corp.	229,981
4,129	Chesapeake Utilities Corp.	205,046
2,041	IDACORP, Inc.	135,094
2,271	Laclede Group, Inc.	120,818
3,460	PNM Resources, Inc.	102,520
3,314	Portland General Electric Co.	125,368
3,877	The Empire District Electric Co.	115,302
3,242	UIL Holdings Corp.	141,157
		1,175,286
	Total Common Stocks
	(Cost $18,142,390)	23,112,433

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014 (Unaudited)

Number of Shares		Value
SHORT-TERM INVESTMENTS 2.2%
	Investment Company 2.2%
631,150	STIT-STIC Prime Portfolio - Institutional Class, 0.04%	$631,150
	Total Short-Term Investments
	(Cost $631,150)	631,150
	Total Investments 80.7%
	(Cost $18,773,540)	23,743,583
	Other Assets in Excess of Liabilities 19.3%	5,690,106
	TOTAL NET ASSETS 100.0%	$29,433,689

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Financials	19.9%
Real Estate Investment Trusts	12.5
Industrials	11.0
Information Technology	10.1
Consumer Discretionary	9.8
Utilities	4.0
Materials	3.6
Health Care	3.6
Energy	3.0
Telecommunication Service	0.6
Consumer Staples	0.4
Total Common Stocks	78.5
Total Short-Term Investments	2.2
Total Investments	80.7
Other Assets in Excess of Liabilities	19.3
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014 (Unaudited)

	RobecoSAM Global Equity Fund	MFG Global Equity Fund	MFG Core Infrastructure Fund
ASSETS:
Investments at cost	$10,965,934	$898,247,506	$66,863,313
Foreign currency at cost	$167,563	$478,180	$55,192
Investments at value	$13,348,016	$1,015,653,321	$71,910,072
Foreign currency at value	166,825	467,893	54,843
Cash	—	—	14,968
Receivable for investments sold	—	574,753	—
Receivable for Fund shares sold	—	1,747,170	268,126
Interest and dividends receivable	40,771	1,090,897	278,732
Receivable for foreign currency	58,256	391,399	—
Prepaid expenses and other assets	10,448	52,378	15,928
Total assets	13,624,316	1,019,977,811	72,542,669
LIABILITIES:
Payable for investments purchased	—	3,749,493	—
Payable for Fund shares redeemed	—	300,707	—
Payable to Directors	64	63	63
Payable for foreign currency	58,256	391,398	—
Payable to Adviser	447	614,856	28,041
Accrued expenses	17,887	79,113	23,453
Total liabilities	76,654	5,135,630	51,557
Net Assets	$13,547,662	$1,014,842,181	$72,491,112
NET ASSETS CONSIST OF:
Paid in capital	$10,683,378	$900,581,459	$67,699,421
Undistributed net investment loss	(62,511)	(57,231)	(43,824)
Accumulated undistributed net realized gain (loss)	548,679	(2,994,065)	(209,910)
Net unrealized appreciation/depreciation on:
Investments	2,382,082	117,405,815	5,046,759
Foreign currency	(3,966)	(93,797)	(1,334)
Net Assets	$13,547,662	$1,014,842,181	$72,491,112
CAPITAL STOCK, $0.01 PAR VALUE
Net Assets	$13,547,662	$1,014,842,181	$72,491,112
Authorized	50,000,000	100,000,000	50,000,000
Issued and Outstanding	1,135,972	65,771,267	5,168,689
Net Asset Value, Redemption Price and Offering Price Per Share	$11.93	$15.43	$14.03

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2014 (Unaudited)

	Timpani Small Cap Growth Fund	Netols Small Cap Value Fund	Phocas Small Cap Value Fund
ASSETS:
Investments at cost	$26,305,270	$52,886,691	$18,773,540
Investments at value	$31,242,193	$87,101,210	$23,743,583
Receivable for Fund shares sold	625,420	6,129	5,668,219
Interest and dividends receivable	1,752	87,116	33,947
Prepaid expenses and other assets	20,067	12,726	15,070
Total assets	31,889,432	87,207,181	29,460,819
LIABILITIES:
Payable for investments purchased	—	44,649	—
Payable for Fund shares redeemed	93,784	388,892	176
Payable to Directors	63	65	68
Payable to Adviser	9,853	74,633	11,160
Accrued distribution and shareholder servicing fees	559	4,773	—
Accrued expenses	18,022	22,150	15,726
Total liabilities	122,281	535,162	27,130
Net Assets	$31,767,151	$86,672,019	$29,433,689
NET ASSETS CONSIST OF:
Paid in capital	$28,990,206	$51,071,791	$24,814,701
Undistributed net investment income (loss)	(149,353)	(119,535)	16,409
Accumulated undistributed net realized gain (loss)	(2,010,625)	1,505,244	(367,464)
Net unrealized appreciation on investments	4,936,923	34,214,519	4,970,043
Net Assets	$31,767,151	$86,672,019	$29,433,689
CAPITAL STOCK, $0.01 PAR VALUE	Institutional Class	Institutional Class
Net Assets	$30,028,106	$86,088,815	$29,433,689
Authorized	50,000,000	50,000,000	100,000,000
Issued and Outstanding	1,830,182	7,617,320	861,705
Net Asset Value, Redemption Price and Offering Price Per Share	$16.41	$11.30	$34.16
CAPITAL STOCK, $0.01 PAR VALUE	Class Y	Class Y
Net Assets	$1,739,045	$583,204
Authorized	50,000,000	50,000,000
Issued and Outstanding	106,383	54,097
Net Asset Value, Redemption Price and Offering Price Per Share	$16.35	$10.78

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF OPERATIONS

For the Six Months Ended December 31, 2014 (Unaudited)

	RobecoSAM Global Equity Fund	MFG Global Equity Fund	MFG Core Infrastructure Fund
INVESTMENT INCOME:
Dividend income	$160,397 (1)	$5,233,783 (2)	$1,053,439 (3)
Interest income	7,964	24,649	953
Total investment income	168,361	5,258,432	1,054,392
EXPENSES:
Investment advisory fees	67,919	3,626,831	246,830
Fund administration and accounting fees	16,345	103,250	23,601
Custody fees	11,867	72,396	20,614
Legal fees	9,993	10,011	11,707
Federal and state registration fees	9,746	18,805	14,807
Directors' fees and related expenses	9,264	9,263	9,260
Audit fees	8,589	8,589	8,589
Transfer agent fees	3,731	17,914	5,629
Reports to shareholders	949	7,372	2,175
Other	5,196	42,103	9,699
Total expenses before waiver and reimbursement	143,599	3,916,534	352,911
Waiver and reimbursement of expenses by Adviser	(41,720)	(289,618)	(105,996)
Net expenses	101,879	3,626,916	246,915
Net Investment Income	66,482	1,631,516	807,477
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	1,106,691	7,810,001	(62,209)
Foreign currency transactions	(23,589)	18,305	(37,705)
Change in net unrealized appreciation/depreciation on:
Investments	(1,678,033)	20,232,075	683,396
Foreign currency transactions	(4,720)	(121,080)	(4,062)
Net Realized and Unrealized Gain (Loss) on Investments	(599,651)	27,939,301	579,420
Net Increase (Decrease) in Net Assets Resulting from Operations	$(533,169)	$29,570,817	$1,386,897

(1)  Net of $8,053 in foreign withholding taxes.

(2)  Net of $72,084 in foreign withholding taxes.

(3)  Net of $90,928 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended December 31, 2014 (Unaudited)

	Timpani Small Cap Growth Fund	Netols Small Cap Value Fund	Phocas Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$16,110 (4)	$445,454	$164,723 (5)
Interest income	83	90	62
Total investment income	16,193	445,544	164,785
EXPENSES:
Investment advisory fees	104,951	466,606	116,755
Fund administration and accounting fees	14,759	21,723	16,152
Custody fees	5,724	8,110	9,280
Legal fees	9,885	9,835	8,022
Federal and state registration fees	16,962	3,814	10,124
Directors' fees and related expenses	9,264	9,266	9,267
Audit fees	7,578	7,581	7,583
Transfer agent fees	7,878	8,209	6,175
Reports to shareholders	4,050	5,551	2,541
Distribution and shareholder servicing fees - Class Y	2,822	—	—
Other	3,368	6,264	1,883
Total expenses before waiver and reimbursement	187,241	546,959	187,782
Waiver and reimbursement of expenses by Adviser	(68,972)	(33,691)	(59,351)
Net expenses	118,269	513,268	128,431
Net Investment Income (Loss)	(102,076)	(67,724)	36,354
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(1,385,611)	6,899,731	(135,668)
Change in net unrealized appreciation/depreciation on investments	2,747,069	(6,174,267)	133,140
Net Realized and Unrealized Gain (Loss) on Investments	1,361,458	725,464	(2,528)
Net Increase in Net Assets Resulting from Operations	$1,259,382	$657,740	$33,826

(4)  Net of $168 in foreign withholding taxes.

(5)  Net of $388 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS

	RobecoSAM Global Equity Fund		MFG Global Equity Fund
	For the Six Months Ended December 31, 2014 (Unaudited)	For the Year Ended June 30, 2014	For the Six Months Ended December 31, 2014 (Unaudited)	For the Year Ended June 30, 2014
OPERATIONS:
Net investment income	$66,482	$269,131	$1,631,516	$7,537,146
Net realized gain (loss) on:
Investments	1,106,691	2,720,932	7,810,001	5,422,340
Foreign currency transactions	(23,589)	(23,551)	18,305	1,286
Change in net unrealized appreciation/depreciation on:
Investments	(1,678,033)	626,159	20,232,075	69,732,325
Foreign currency transactions	(4,720)	2,313	(121,080)	37,890
Net increase (decrease) in net assets resulting from operations	(533,169)	3,594,984	29,570,817	82,730,987
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income	(291,920)	(231,994)	(7,806,584)	(3,309,753)
Net realized gain on investments	(2,552,085)	(307,567)	(14,749,904)	(5,090,258)
Net decrease in net assets resulting from distributions paid	(2,844,005)	(539,561)	(22,556,488)	(8,400,011)
CAPITAL SHARE TRANSACTIONS:
Shares sold	2,440	178,469	309,026,320	401,764,717
Shares issued to holders in reinvestment of distributions	2,609,906	501,905	20,274,009	7,777,052
Shares redeemed	(3,517,900)	(2,213,269)	(112,517,216)	(39,525,775)
Redemption fees	—	—	1,603	1,307
Net increase (decrease) in net assets resulting from capital share transactions	(905,554)	(1,532,895)	216,784,716	370,017,301
Total Increase (Decrease) in Net Assets	(4,282,728)	1,522,528	223,799,045	444,348,277
NET ASSETS:
Beginning of Period	17,830,390	16,307,862	791,043,136	346,694,859
End of Period	$13,547,662	$17,830,390	$1,014,842,181	$791,043,136
Undistributed net investment income (loss)	$(62,511)	$162,927	$(57,231)	$6,117,837
TRANSACTIONS IN SHARES:
Shares sold	163	13,101	20,227,145	27,908,105
Shares issued to holders in reinvestment of distributions	218,037	36,556	1,313,083	536,348
Shares redeemed	(272,443)	(156,442)	(7,375,713)	(2,660,958)
Net increase (decrease) in shares outstanding	(54,243)	(106,785)	14,164,515	25,783,495

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MFG Core Infrastructure Fund		Timpani Small Cap Growth Fund
	For the Six Months Ended December 31, 2014 (Unaudited)	For the Year Ended June 30, 2014	For the Six Months Ended December 31, 2014 (Unaudited)	For the Year Ended June 30, 2014
OPERATIONS:
Net investment income (loss)	$807,477	$826,498	$(102,076)	$(71,872)
Net realized gain (loss) on:
Investments	(62,209)	26,315	(1,385,611)	(361,238)
Foreign currency transactions	(37,705)	(14,225)	—	—
Change in net unrealized appreciation/depreciation on:
Investments	683,396	4,177,604	2,747,069	1,158,942
Foreign currency transactions	(4,062)	3,801	—	—
Net increase in net assets resulting from operations	1,386,897	5,019,993	1,259,382	725,832
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:			Institutional Class	Institutional Class
Net investment income	(1,499,030)	(253,056)	—	—
Net realized gain on investments	(128,895)	—	—	(135,449)
Net decrease in net assets resulting from distributions paid	(1,627,925)	(253,056)	—	(135,449)
CAPITAL SHARE TRANSACTIONS:			Institutional Class	Institutional Class
Shares sold	12,590,388	53,704,784	16,555,408	11,857,476
Shares issued to holders in reinvestment of distributions	1,606,280	244,776	—	127,954
Shares redeemed	(7,131,537)	(354,534)	(1,208,814)	(3,043,387)
Redemption fees	1,089	1,208	—	—
Net increase in net assets resulting from capital share transactions	7,066,220	53,596,234	15,346,594	8,942,043
CAPITAL SHARE TRANSACTIONS(1):			Class Y	Class Y
Shares sold			568,720	1,177,000
Shares redeemed			(100,250)	—
Net increase in net assets resulting from capital share transactions			468,470	1,177,000
Total Increase in Net Assets	6,825,192	58,363,171	17,074,446	10,709,426
NET ASSETS:
Beginning of Period	65,665,920	7,302,749	14,692,705	3,983,279
End of Period	$72,491,112	$65,665,920	$31,767,151	$14,692,705
Undistributed net investment income (loss)	$(43,824)	$647,729	$(149,353)	$(47,277)
TRANSACTIONS IN SHARES:			Institutional Class	Institutional Class
Shares sold	904,692	4,023,089	1,069,600	734,505
Shares issued to holders in reinvestment of distributions	115,145	20,280	—	8,114
Shares redeemed	(499,510)	(27,662)	(78,435)	(204,927)
Net increase in shares outstanding	520,327	4,015,707	991,165	537,692
TRANSACTIONS IN SHARES(1):			Class Y	Class Y
Shares sold			37,188	75,743
Shares redeemed			(6,548)	—
Net increase in shares outstanding			30,640	75,743

(1)  Class Y Commenced operations on January 6, 2014.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Netols Small Cap Value Fund		Phocas Small Cap Value Fund
	For the Six Months Ended December 31, 2014 (Unaudited)	For the Year Ended June 30, 2014	For the Six Months Ended December 31, 2014 (Unaudited)	For the Year Ended June 30, 2014
OPERATIONS:
Net investment income (loss)	$(67,724)	$(337,695)	$36,354	$(18,695)
Net realized gain (loss) on investments	6,899,731	28,516,118	(135,668)	1,411,818
Change in net unrealized appreciation/depreciation on investments	(6,174,267)	(1,904,693)	133,140	2,491,733
Net increase in net assets resulting from operations	657,740	26,273,730	33,826	3,884,856
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:	Institutional Class	Institutional Class
Net investment income	—	—	(19,945)	(16,849)
Net realized gain on investments	(20,922,751)	(26,286,823)	(1,223,630)	(680,655)
Net decrease in net assets resulting from distributions paid	(20,922,751)	(26,286,823)	(1,243,575)	(697,504)
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:	Class Y	Class Y
Net realized gain on investments	(140,390)	(239,893)
Net decrease in net assets resulting from distributions paid	(140,390)	(239,893)
CAPITAL SHARE TRANSACTIONS:	Institutional Class	Institutional Class
Shares sold	2,116,454	25,306,701	6,918,263	13,555,485
Shares issued to holders in reinvestment of distributions	18,286,489	22,953,330	1,243,575	697,504
Shares redeemed	(12,549,471)	(61,531,235)	(1,670,226)	(2,292,640)
Net increase (decrease) in net assets resulting from capital share transactions	7,853,472	(13,271,204)	6,491,612	11,960,349
CAPITAL SHARE TRANSACTIONS:	Class Y	Class Y
Shares sold	24,814	87,891
Shares issued to holders in reinvestment of distributions	140,390	239,893
Shares redeemed	(78,932)	(21,044,865)
Net increase (decrease) in net assets resulting from capital share transactions	86,272	(20,717,081)
Total Increase (Decrease) in Net Assets	(12,465,657)	(34,241,271)	5,281,863	15,147,701
NET ASSETS:
Beginning of Period	99,137,676	133,378,947	24,151,826	9,004,125
End of Period	$86,672,019	$99,137,676	$29,433,689	$24,151,826
Undistributed net investment income (loss)	$(119,535)	$(51,811)	$16,409	$—
TRANSACTIONS IN SHARES:	Institutional Class	Institutional Class
Shares sold	151,518	1,583,761	201,830	405,895
Shares issued to holders in reinvestment of distributions	1,644,468	1,688,987	36,868	21,402
Shares redeemed	(896,352)	(3,928,288)	(48,701)	(69,095)
Net increase (decrease) in shares outstanding	899,634	(655,540)	189,997	358,202
TRANSACTIONS IN SHARES:	Class Y	Class Y
Shares sold	1,826	5,581
Shares issued to holders in reinvestment of distributions	13,231	18,257
Shares redeemed	(5,735)	(1,324,940)
Net increase (decrease) in shares outstanding	9,322	(1,301,102)

The accompanying notes are an integral part of these financial statements.

Frontier RobecoSAM Global Equity Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended December 31, 2014 (Unaudited)		Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Period Ended June 30, 2011(1)(2)		Year Ended August 31, 2010	Period Ended August 31, 2009(3)
Net Asset Value, Beginning of Period	$14.98		$12.57	$10.68	$13.15	$11.00		$11.30	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.07		0.21	0.22	0.18 (4)	0.25		0.18 (4)	0.01	(4)
Net realized and unrealized gain (loss) on investments	(0.52)		2.62	1.86	(1.67)	2.53		0.47	1.29
Total Income (Loss) from Investment Operations	(0.45)		2.83	2.08	(1.49)	2.78		0.65	1.30
LESS DISTRIBUTIONS:
From net investment income	(0.27)		(0.18)	(0.19)	(0.21)	(0.21)		(0.05)	—
From net realized gain on investments	(2.33)		(0.24)	—	(0.77)	(0.42)		(0.90)	—
Total Distributions	(2.60)		(0.42)	(0.19)	(0.98)	(0.63)		(0.95)	—
Redemption fees retained	—		—	—	—	—		— (5)	—
Net Asset Value, End of Period	$11.93		$14.98	$12.57	$10.68	$13.15		$11.00	$11.30
Total Return	(3.08	)%(6)	22.72%	19.78%	(10.91)%	25.64	%(6)	5.42%	13.00	%(6)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$13,548		$17,830	$16,308	$19,952	$19,292		$16,756	$11,614
Ratio of expenses to average net assets
Before waivers and reimbursements	1.69	%(7)	1.67%	1.63%	1.62%	2.41	%(7)	2.81%	4.06	%(7)
Net of waivers and reimbursements	1.20	%(7)	1.20%	1.20%	1.20%	1.20	%(7)	1.20%	1.20	%(7)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.29	%(7)	1.05%	1.28%	1.16%	1.02	%(7)	(0.03)%	(2.59	)%(7)
Net of waivers and reimbursements	0.78	%(7)	1.52%	1.71%	1.58%	2.23	%(7)	1.58%	0.27	%(7)
Portfolio turnover rate	26	%(6)	56%	36%	52%	33	%(6)	88%	72	%(6)

(1)  Effective June 30, 2011, the Fund changed its fiscal year end to June 30 from August 31.

(2)  Effective June 10, 2011, Frontegra Asset Management, Inc. became adviser and RobecoSAM USA, Inc. (f/k/a Sustainable Asset Management USA, Inc.) became subadviser to the Fund.

(3)  Commenced operations on June 18, 2009.

(4)  Per share net investment income has been calculated using the daily average share method.

(5)  Less than one cent per share.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Equity Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended December 31, 2014 (Unaudited)		Year Ended June 30, 2014	Year Ended June 30, 2013	Period Ended June 30, 2012(1)
Net Asset Value, Beginning of Period	$15.33		$13.43	$10.81	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.03	(2)	0.19 (2)	0.17 (2)	0.11	(2)
Net realized and unrealized gain on investments	0.42		1.91	2.68	0.70
Total Income from Investment Operations	0.45		2.10	2.85	0.81
LESS DISTRIBUTIONS:
From net investment income	(0.12)		(0.08)	(0.09)	—
From net realized gain on investments	(0.23)		(0.12)	(0.14)	—
Total Distributions	(0.35)		(0.20)	(0.23)	—
Redemption fees retained	—	(3)	— (3)	— (3)	—
Net Asset Value, End of Period	$15.43		$15.33	$13.43	$10.81
Total Return	2.99	%(4)	15.76%	26.68%	8.10	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$1,014,842		$791,043	$346,695	$108,551
Ratio of expenses to average net assets
Before waivers and reimbursements	0.86	%(5)	0.89%	0.97%	1.14	%(5)
Net of waivers and reimbursements	0.80	%(5)	0.80%	0.80%	0.80	%(5)
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.30	%(5)	1.18%	1.17%	1.70	%(5)
Net of waivers and reimbursements	0.36	%(5)	1.27%	1.34%	2.04	%(5)
Portfolio turnover rate	36	%(4)	20%	31%	19	%(4)

(1)  Commenced operations on December 28, 2011.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended December 31, 2014 (Unaudited)		Year Ended June 30, 2014	Year Ended June 30, 2013	Period Ended June 30, 2012(1)
Net Asset Value, Beginning of Period	$14.13		$11.54	$10.65	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.15		0.55 (2)	0.49 (2)	0.24
Net realized and unrealized gain on investments	0.07		2.22	0.84	0.41
Total Income from Investment Operations	0.22		2.77	1.33	0.65
LESS DISTRIBUTIONS:
From net investment income	(0.30)		(0.18)	(0.44)	—
From net realized gain on investments	(0.02)		—	— (3)	—
Total Distributions	(0.32)		(0.18)	(0.44)	—
Redemption fees retained	—	(3)	— (3)	—	—
Net Asset Value, End of Period	$14.03		$14.13	$11.54	$10.65
Total Return	1.60	%(4)	24.22%	12.73%	6.50	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$72,491		$65,666	$7,303	$2,743
Ratio of expenses to average net assets
Before waivers and reimbursements	1.00	%(5)	1.45%	3.66%	6.55	%(5)
Net of waivers and reimbursements	0.70	%(5)	0.70%	0.70%	0.70	%(5)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	1.99	%(5)	3.47%	1.34%	(1.09	)%(5)
Net of waivers and reimbursements	2.29	%(5)	4.22%	4.30%	4.76	%(5)
Portfolio turnover rate	14	%(4)	16%	7%	7	%(4)

(1)  Commenced operations on January 18, 2012.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Six Months Ended December 31, 2014 (Unaudited)		Year Ended June 30, 2014		Year Ended June 30, 2013		Year Ended June 30, 2012		Period Ended June 30, 2011(1)
Net Asset Value, Beginning of Period	$16.06		$13.22		$10.31		$10.75		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.07	)(2)	(0.14	)(2)	(0.04	)(2)	(0.08	)(2)	(0.02	)(3)
Net realized and unrealized gain (loss) on investments	0.42		3.32		2.95		(0.36)		0.77
Total Income (Loss) from Investment Operations	0.35		3.18		2.91		(0.44)		0.75
LESS DISTRIBUTIONS:
From net realized gain on investments	—		(0.34)		—		—		—
Total Distributions	—		(0.34)		—		—		—
Net Asset Value, End of Period	$16.41		$16.06		$13.22		$10.31		$10.75
Total Return	2.12	%(4)	24.16%		28.35%		(4.28)%		7.60	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$30,028		$13,478		$3,983		$2,824		$2,036
Ratio of expenses to average net assets
Before waivers and reimbursements	1.76	%(5)	2.46%		4.02%		5.25%		10.93	%(5)
Net of waivers and reimbursements	1.10	%(5)	1.10%		1.10%		1.10%		1.10	%(5)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(1.60	)%(5)	(2.26)%		(3.28)%		(5.02)%		(10.75	)%(5)
Net of waivers and reimbursements	(0.94	)%(5)	(0.90)%		(0.36)%		(0.87)%		(0.92	)%(5)
Portfolio turnover rate	63	%(4)	173%		140%		138%		28	%(4)

(1)  Commenced operations on March 23, 2011.

(2)  Per share net investment loss has been calculated using the daily average share method.

(3)  Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.

(4)  Not annualized.

(5)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

	Class Y
	Six Months Ended December 31, 2014 (Unaudited)		Period Ended June 30, 2014(1)
Net Asset Value, Beginning of Period	$16.04		$16.35
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.09)		(0.08	)(2)
Net realized and unrealized gain (loss) on investments	0.40		(0.23	)(3)
Total Income (Loss) from Investment Operations	0.31		(0.31)
Net Asset Value, End of Period	$16.35		$16.04
Total Return	1.93	%(4)	(1.90	)%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$1,739		$1,215
Ratio of expenses to average net assets
Before waivers and reimbursements	2.16	%(5)	2.73	%(5)
Net of waivers and reimbursements	1.50	%(5)	1.50	%(5)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(2.01	)%(5)	(2.36	)%(5)
Net of waivers and reimbursements	(1.35	)%(5)	(1.13	)%(5)
Portfolio turnover rate	63	%(4)	173	%(4)

(1)  Commenced operations on January 6, 2014.

(2)  Per share net investment loss has been calculated using the daily average share method.

(3)  Net realized and unrealized loss on investments does not reconcile with net realized and unrealized gain on investments in the Statement of Operations due to the timing of the Class Y inception.

(4)  Not annualized.

(5)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontier Netols Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Six Months Ended December 31, 2014 (Unaudited)		Year Ended June 30, 2014		Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011		Year Ended June 30, 2010
Net Asset Value, Beginning of Period	$14.66		$15.35		$12.86	$13.75	$10.08		$9.03
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)		(0.04	)(1)	0.01	0.01	(0.05	)(2)	0.02 (1)
Net realized and unrealized gain (loss) on investments	0.09		3.50		3.17	(0.90)	3.72		1.05
Total Income (Loss) from Investment Operations	0.08		3.46		3.18	(0.89)	3.67		1.07
LESS DISTRIBUTIONS:
From net investment income	—		—		—	—	—	(3)	(0.02)
From net realized gain on investments	(3.44)		(4.15)		(0.69)	—	—		—
From return of capital	—		—		—	—	—		— (3)
Total Distributions	(3.44)		(4.15)		(0.69)	—	—		(0.02)
Net Asset Value, End of Period	$11.30		$14.66		$15.35	$12.86	$13.75		$10.08
Total Return	0.93	%(4)	24.63%		25.61%	(6.47)%	36.43%		11.76%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$86,089		$98,504		$113,151	$134,544	$166,450		$119,657
Ratio of expenses to average net assets
Before waivers and reimbursements	1.17	%(5)	1.17%		1.18%	1.22%	1.13%		1.18%
Net of waivers and reimbursements	1.10	%(5)	1.10%		1.10%	1.10%	1.10%		1.10%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.22	)%(5)	(0.35)%		(0.14)%	(0.08)%	(0.39)%		0.17%
Net of waivers and reimbursements	(0.15	)%(5)	(0.28)%		(0.06)%	0.04%	(0.36)%		0.25%
Portfolio turnover rate	9	%(4)	24%		28%	28%	33%		41%

(1)  Per share net investment income (loss) has been calculated using the daily average share method.

(2)  Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontier Netols Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Class Y
	Six Months Ended December 31, 2014 (Unaudited)		Year Ended June 30, 2014		Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011		Year Ended June 30, 2010
Net Asset Value, Beginning of Period	$14.15		$15.03		$12.65	$13.59	$10.00		$8.98
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.01	)(1)	(0.17	)(1)	(0.05)	(0.05)	(0.09	)(2)	—
Net realized and unrealized gain (loss) on investments	0.08		3.44		3.12	(0.89)	3.68		1.02
Total Income (Loss) from Investment Operations	0.07		3.27		3.07	(0.94)	3.59		1.02
LESS DISTRIBUTIONS:
From net realized gain on investments	(3.44)		(4.15)		(0.69)	—	—		—
Total Distributions	(3.44)		(4.15)		(0.69)	—	—		—
Net Asset Value, End of Period	$10.78		$14.15		$15.03	$12.65	$13.59		$10.00
Total Return	0.89	%(3)	23.84%		25.15%	(6.92)%	35.90%		11.36%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$583		$633		$20,228	$17,765	$22,792		$15,560
Ratio of expenses to average net assets
Before waivers and reimbursements	1.17	%(4)	1.57%		1.58%	1.62%	1.53%		1.58%
Net of waivers and reimbursements	1.10	%(4)	1.50%		1.50%	1.50%	1.50%		1.50%
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(0.21	)%(4)	(1.19)%		(0.54)%	(0.48)%	(0.79)%		(0.23)%
Net of waivers and reimbursements	(0.14	)%(4)	(1.12)%		(0.46)%	(0.36)%	(0.76)%		(0.15)%
Portfolio turnover rate	9	%(3)	24%		28%	28%	33%		41%

(1)  Per share net investment loss has been calculated using the daily average share method.

(2)  Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.

(3)  Not annualized.

(4)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended December 31, 2014 (Unaudited)		Year Ended June 30, 2014		Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011(1)	Six Months Ended June 30, 2010(2)		Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$35.96		$28.72		$23.30	$24.51	$18.40	$18.48		$14.93
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.05		(0.05	)(3)	0.20	0.06	0.04 (3)	0.02	(3)	0.06 (3)
Net realized and unrealized gain (loss) on investments	0.05	(4)	9.25		5.41	(1.25)	6.13	(0.10)		3.56
Total Income (Loss) from Investment Operations	0.10		9.20		5.61	(1.19)	6.17	(0.08)		3.62
LESS DISTRIBUTIONS:
From net investment income	(0.03)		(0.05)		(0.19)	(0.02)	(0.06)	—		(0.07)
From net realized gain on investments	(1.87)		(1.91)		—	—	—	—		—
Total Distributions	(1.90)		(1.96)		(0.19)	(0.02)	(0.06)	—		(0.07)
Redemption fees retained	—		—		—	—	— (5)	—	(5)	— (5)
Net Asset Value, End of Period	$34.16		$35.96		$28.72	$23.30	$24.51	$18.40		$18.48
Total Return	0.34	%(6)	32.72%		24.29%	(4.91)%	33.55%	(0.43	)%(6)	24.29%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$29,434		$24,152		$9,004	$18,821	$20,507	$15,176		$19,331
Ratio of expenses to average net assets
Before waivers and reimbursements	1.61	%(7)	1.97%		2.50%	1.70%	1.69%	1.68	%(7)	1.71%
Net of waivers and reimbursements	1.10	%(7)	1.10%		1.05%	0.99%	0.99%	0.99	%(7)	0.99%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.20	)%(7)	(1.00)%		(1.08)%	(0.51)%	(0.52)%	(0.53	)%(7)	(0.31)%
Net of waivers and reimbursements	0.31	%(7)	(0.13)%		0.37%	0.20%	0.18%	0.16	%(7)	0.41%
Portfolio turnover rate	28	%(6)	53%		196%	50%	37%	43	%(6)	67%

(1)  Effective October 8, 2010, Frontegra Asset Management, Inc. became adviser and Phocas Financial Corp. became subadviser to the Fund.

(2)  Effective June 30, 2010, the Fund changed its fiscal year end to June 30 from December 31.

(3)  Per share net investment income (loss) has been calculated using the daily average shares method.

(4)  Net realized and unrealized gain on investments per share is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the net realized and unrealized loss on investments in the Statement of Operations.

(5)  Less than one cent per share.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (Unaudited)

(1)  ORGANIZATION

Frontier Funds, Inc. (the "Company") was incorporated on May 24, 1996 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing shares in series (each, a "Fund," or collectively, the "Funds"), each series representing a distinct portfolio with its own investment objectives and policies. The investment objective of the Frontier RobecoSAM Global Equity Fund is long-term capital growth. The investment objective of each of the Frontier MFG Global Equity Fund, Frontier Timpani Small Cap Growth Fund and Frontier Netols Small Cap Value Fund is capital appreciation. The investment objective of the Frontier MFG Core Infrastructure Fund is long-term capital appreciation. The investment objective of the Frontier Phocas Small Cap Value Fund is long-term total investment through capital appreciation.

Effective October 31, 2014, the Company changed its name from "Frontegra Funds, Inc." to "Frontier Funds, Inc." and each Fund was renamed as listed in the table below.

As of December 31, 2014, the Company had six series in operations. A summary of each Fund's investment adviser, subadviser and capital structure is as follows:

Fund	Investment Adviser	Subadviser	Capital Structure	Commencement of Operations
Frontier RobecoSAM Global Equity Fund (a)	Frontegra Asset Management, Inc. ("Frontegra")	RobecoSAM USA, Inc.	Single Class	June 18, 2009
Frontier MFG Global Equity Fund (a)	Frontegra	MFG Asset Management	Single Class	Dec. 28, 2011
Frontier MFG Core Infrastructure Fund (a)	Frontegra	MFG Asset Management	Single Class	Jan. 18, 2012
Frontier Timpani Small Cap Growth Fund	Timpani Capital Management LLC ("Timpani") (b)	None	Multi-Class • Institutional • Class Y	Mar. 23, 2011
Frontier Netols Small Cap Value Fund	Frontegra	Netols Asset Management, Inc.	Multi-Class • Institutional • Class Y	Dec. 16, 2005
Frontier Phocas Small Cap Value Fund	Frontegra	Phocas Financial Corp.	Single Class	Sep. 29, 2006

(a)  A redemption fee of 2.00% will be charged on shares of the Fund redeemed 30 days or less from their date of purchase.

(b)  Timpani is an affiliate of Frontegra.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2014 (Unaudited)

(2)  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(a)  Investment Valuation

Equity securities for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are primarily traded. Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. Equity securities that are traded on NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Debt securities are valued at the bid price provided by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models as well as market transactions and dealer bid quotations. Shares of underlying mutual funds are valued at their respective NAVs. Exchange traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using fair valuation procedures approved by the Board of Directors (the "Board"). The Board has retained an independent fair value pricing service to assist in valuing foreign securities held by the Frontier RobecoSAM Global Equity, Frontier MFG Global Equity and Frontier MFG Core Infrastructure Funds. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Debt securities maturing within 60 days or less, which are not priced by a pricing service, may be valued by the amortized cost method. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the advisers or subadvisers pursuant to guidelines established by the Board.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities

Level 2 — Evaluated prices based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities and changes in benchmark securities indices)

Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

RobecoSAM Global Equity

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$8,081,958	$4,542,477	$—	$12,624,435
Preferred Stocks	—	515,141	—	515,141
Total Equity	8,081,958	5,057,618	—	13,139,576
Short-Term Investments	208,440	—	—	208,440
Total Investments in Securities	$8,290,398	$5,057,618	$—	$13,348,016

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2014 (Unaudited)

MFG Global Equity

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$635,878,520	$264,621,785	$—	$900,500,305
Total Equity	635,878,520	264,621,785	—	900,500,305
Short-Term Investments	115,153,016	—	—	115,153,016
Total Investments in Securities	$751,031,536	$264,621,785	$—	$1,015,653,321

MFG Core Infrastructure

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$37,452,848	$31,698,059	$—	$69,150,907
Closed-End Funds	252,077	430,931	—	683,008
Total Equity	37,704,925	32,128,990	—	69,833,915
Short-Term Investments	2,076,157	—	—	2,076,157
Total Investments in Securities	$39,781,082	$32,128,990	$—	$71,910,072

Timpani Small Cap Growth

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$30,703,574	$—	$—	$30,703,574
Total Equity	30,703,574	—	—	30,703,574
Short-Term Investments	538,619	—	—	538,619
Total Investments in Securities	$31,242,193	$—	$—	$31,242,193

Netols Small Cap Value

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$86,338,293	$—	$—	$86,338,293
Total Equity	86,338,293	—	—	86,338,293
Short-Term Investments	762,917	—	—	762,917
Total Investments in Securities	$87,101,210	$—	$—	$87,101,210

Phocas Small Cap Value

Description	Level 1	Level 2	Level 3	Total
				Equity (a)
Common Stocks	$23,112,433	$—	$—	$23,112,433
Total Equity	23,112,433	—	—	23,112,433
Short-Term Investments	631,150	—	—	631,150
Total Investments in Securities	$23,743,583	$—	$—	$23,743,583

(a)  See Fund's Schedule of Investments for sector or country classifications.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2014 (Unaudited)

	RobecoSAM Global Equity	MFG Global Equity	MFG Core Infrastructure
Transfers out of Level 1	$(5,057,618)	$(264,621,785)	$(32,128,990)
Transfers into Level 2	$5,057,618	$264,621,785	$32,128,990
Net transfers	$—	$—	$—

Transfers between Level 1 and Level 2 relate to the use of systematic fair valuation. On days when systematic fair valuation is used, certain non-U.S. dollar denominated securities move from Level 1 to Level 2 classification. At December 31, 2014, securities in the RobecoSAM Global Equity, MFG Global Equity and MFG Core Infrastructure Funds were adjusted using systematic fair valuation resulting in a Level 2 classification. At June 30, 2014, securities in the RobecoSAM Global Equity, MFG Global Equity and MFG Core Infrastructure Funds were not adjusted using systematic fair valuation resulting in a Level 1 Classification. The Funds did not hold any Level 3 securities during the six months ended December 31, 2014. It is the Funds' policy to record transfers at the end of the reporting period.

(b)  Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the period, the Funds did not incur any interest or penalties. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Fund's financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of December 31, 2014, open federal and state income tax years include the tax years ended June 30, 2012, June 30, 2013 and June 30, 2014. The Funds have no examinations in progress.

(c)  Distributions to Shareholders

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the six months ended December 31, 2014 and the fiscal year ended June 30, 2014 were as follows:

	Six Months Ended December 31, 2014			Year Ended June 30, 2014
	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
RobecoSAM Global Equity	$448,162	$2,395,843	$2,844,005	$306,528	$233,033	$539,561
MFG Global Equity	16,691,674	5,864,814	22,556,488	7,828,247	571,764	8,400,011
MFG Core Infrastructure	1,600,000	27,925	1,627,925	253,056	—	253,056
Timpani Small Cap Growth	—	—	—	5,119	130,330	135,449
Netols Small Cap Value	—	21,063,141	21,063,141	954,829	25,571,887	26,526,716
Phocas Small Cap Value	316,055	927,520	1,243,575	126,612	570,892	697,504

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2014 (Unaudited)

At June 30, 2014, the Funds' most recent fiscal year end, the components of accumulated earnings/losses on a tax basis were as follows:

	RobecoSAM Global Equity	MFG Global Equity	MFG Core Infrastructure	Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value
Cost of investments	$14,032,448	$692,539,573	$61,953,497	$12,648,604	$60,088,308	$19,386,221
Gross unrealized appreciation	$4,161,173	$109,067,541	$4,639,712	$2,361,981	$40,961,461	$4,990,957
Gross unrealized depreciation	(279,268)	(12,777,884)	(347,609)	(417,897)	(2,202,516)	(209,412)
Net unrealized appreciation/depreciation	3,881,905	96,289,657	4,292,103	1,944,084	38,758,945	4,781,545
Undistributed ordinary income	$448,153	$10,064,210	$731,959	$—	$—	$296,108
Undistributed long-term capital gain	1,910,646	865,243	5,929	419,609	17,356,588	751,084
Total distributable earnings	2,358,799	10,929,453	737,888	419,609	17,356,588	1,047,192
Other accumulated gains (losses)	754	27,283	2,728	(846,130)	(109,904)	—
Total accumulated earnings	$6,241,458	$107,246,393	$5,032,719	$1,517,563	$56,005,629	$5,828,737

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and mark-to-market on passive foreign investment companies.

During the fiscal year ended June 30, 2014, the Funds utilized capital loss carryforwards as follows:

Fund	Amount
RobecoSAM Global Equity	$307,951
Timpani Small Cap Growth	86,398

As of the fiscal year ended June 30, 2014, the Funds do not have any capital loss carryforwards available for future use.

In order to meet certain excise tax requirements, the Funds are required to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Funds are permitted, for tax purposes, to defer into their next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. As of the fiscal year ended June 30, 2014, the following Funds deferred, on a tax basis, post-October losses and ordinary late-year losses of:

	Post-October Capital Loss Deferred	Ordinary Late-Year Loss Deferred
Timpani Small Cap Growth	$798,853	$47,277
Netols Small Cap Value	—	109,904

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2014 (Unaudited)

(d)  Foreign Currency Translation

Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

Each Fund, respectively, bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. Each Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

Investments in securities of foreign companies involve additional risks including: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates and political and economic instability. The risks of foreign investments are typically greater in emerging and less developed markets.

(e)  Indemnifications

Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(f)  Subsequent Event

On February 19, 2015, the Board of Directors approved a plan of liquidation for the Frontier RobecoSAM Global Equity Fund, which will occur on or about March 23, 2015. After February 19, 2015, the Fund no longer accepts incoming purchases or exchanges.

(g)  Other

Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax codes and regulations.

Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments attributable to the Funds are generally allocated to each respective class in proportion to the relative net assets of each class.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2014 (Unaudited)

contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended June 30, 2014, the following table shows the reclassifications made:

	RobecoSAM Global Equity	MFG Global Equity	MFG Core Infrastructure	Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value
Paid in capital	$—	$—	$—	$—	$(8,427)	$—
Undistributed net investment income (loss)	(13,814)	1,286	(14,225)	40,927	276,590	18,695
Accumulated undistributed net realized gain (loss)	13,814	(1,286)	14,225	(40,927)	(268,163)	(18,695)

The permanent differences primarily relate to foreign currency and net operating losses.

(3)  INVESTMENT ADVISER AND RELATED PARTIES

The RobecoSAM Global Equity, MFG Global Equity, MFG Core Infrastructure, Netols Small Cap Value and Phocas Small Cap Value Funds have entered into an agreement with Frontegra, with whom certain officers and a director of the Funds are affiliated, to furnish investment advisory services to the Funds. Timpani, an affiliate of Frontegra, is the investment adviser to the Timpani Small Cap Growth Fund. Fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund's average daily net assets). Pursuant to expense cap agreements, Frontegra and Timpani have agreed to waive their respective management fees and/or reimburse each Fund's operating expenses (exclusive of brokerage, acquired fund fees and expenses, interest, taxes and extraordinary expenses) to ensure that each Fund's operating expenses do not exceed the expense limitation listed below. Expenses waived are netted with advisory fees payable on the Statement of Assets and Liabilities. On a monthly basis, these accounts are settled by each Fund making payment to the respective adviser or the respective adviser reimbursing the Fund if the reimbursement amount exceeds the advisory fee. If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statement of Assets and Liabilities as a receivable from the respective adviser. The expense cap agreements will continue in effect until October 31, 2015, with successive renewal terms of one year unless terminated by an adviser or a Fund prior to any such renewal.

Frontier Fund	Annual Advisory Fees	Expense Limitation
RobecoSAM Global Equity	0.80%	1.20%
MFG Global Equity	0.80%	0.80%
MFG Core Infrastructure	0.70%	0.70%
Timpani Small Cap Growth - Institutional Class	1.00%	1.10%
Timpani Small Cap Growth - Class Y	1.00%	1.50%
Netols Small Cap Value - Institutional Class	1.00%	1.10%
Netols Small Cap Value - Class Y	1.00%	1.50%
Phocas Small Cap Value	1.00%	1.10%

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2014 (Unaudited)

Any waivers or reimbursements are subject to later adjustment to allow the advisers to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund's expense limitation cap, provided, however, that an adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Expenses attributable to a specific class may only be recouped with respect to that class.

The following table shows the waived or reimbursed expenses subject to potential recovery expiring in:

	RobecoSAM Global Equity	MFG Global Equity		MFG Core Infrastructure		Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value
2015	$78,884	$95,480	*	$66,588	**	$103,400	$194,049	$146,574
2016	78,470	294,528		100,062		95,252	121,910	147,770
2017	82,363	524,574		147,255		107,201	78,732	117,689
2018	41,720	289,618		105,996		68,972	33,691	59,351
Total	$281,437	$1,204,200		$419,901		$374,825	$428,382	$471,384

*  Expenses waived/reimbursed were for the period December 28, 2011 through June 30, 2012.

**  Expenses waived/reimbursed were for the period January 18, 2012 through June 30, 2012.

(4)  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the six months ended December 31, 2014, are summarized below:

	RobecoSAM Global Equity	MFG Global Equity	MFG Core Infrastructure	Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value
Purchases	$4,170,176	$395,432,002	$14,604,827	$28,175,295	$8,554,516	$6,426,061
Sales	$7,557,633	$296,967,906	$9,872,810	$12,999,988	$20,181,116	$6,667,330

There were no purchases or sales of U.S. Government securities for the Funds.

(5)  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING FEE

The Company, on behalf of the Frontier Netols Small Cap Value Fund and the Frontier Timpani Small Cap Growth Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each Fund's Class Y shares (the "12b-1 Plan"). Pursuant to the 12b-1 Plan, each Fund pays an annual fee of up to 0.25% to Frontegra Strategies, LLC (the "Distributor"), an affiliate of Frontegra, for payments to brokers, dealers and other financial intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Funds. For the six months ended December 31, 2014, the Netols Small Cap Value Fund and the Timpani Small Cap Growth Fund incurred $0 and $1,764, respectively, under the 12b-1 Plan.

Class Y shares of the Funds also pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to brokers, dealers, and other financial intermediaries who provide on-going account services to shareholders. Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, and providing other recordkeeping and administrative services. For the six months ended December 31, 2014, the Netols Small Cap Value Fund and the Timpani Small Cap Growth Fund incurred $0 and $1,058, respectively, in shareholder servicing expenses.

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A NOTE ON FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements such as adviser, subadviser and/or portfolio manager predictions, opinions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on these statements include the accuracy of the advisers', subadvisers' or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by an adviser, subadviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

In addition, portfolio composition will change due to ongoing management of the Funds. Specific securities named in this report may not currently be owned by the applicable Fund, or the Fund's position in the securities may have changed.

ADDITIONAL INFORMATION

Frontier Funds has adopted proxy voting policies and procedures that delegate to Frontegra Asset Management, Inc. ("Frontegra") and Timpani Capital Management LLC the authority to vote proxies. The proxy voting policies permit Frontegra to delegate its authority to vote proxies to a Fund's subadviser. A description of the Frontier Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov and the Funds' website at www.frontiermutualfunds.com or by calling the Funds' toll free at 1-888-825-2100.

The actual voting records relating to each Fund's portfolio securities during the most recent twelve months ended June 30 are available without charge by calling the Funds toll free at 1-888-825-2100 or by accessing the SEC's website at http://www.sec.gov.

Each Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Form N-Q is available on the SEC's website at http://www.sec.gov. The Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling toll-free 1-800-SEC-0330.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

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Item 11. Controls and Procedures.

(a)         The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Frontier Funds, Inc.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President
(Principal Executive Officer)

Date:	February 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President
(Principal Executive Officer)

Date:	February 24, 2015

By:	/s/ Elyce D. Dilworth
Elyce D. Dilworth, Treasurer and Assistant Secretary
(Principal Financial Officer)

Date:	February 23, 2015

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